UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________________________

SCHEDULE 14A

__________________________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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ESH Acquisition Corp.
(Name of Registrant as Specified In Its Charter)

_________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ESH ACQUISITION CORP.
228 Park Ave S, Suite 89898
New York, NY 10003

NOTICE OF ANNUAL MEETING
To Be Held at            Eastern Time on            , 2025

TO THE STOCKHOLDERS OF ESH ACQUISITION CORP.:

You are cordially invited to attend the annual meeting (the “Annual Meeting”) of ESH Acquisition Corp. (“we,” “us,” “our” or the “Company”) to be held at            Eastern Time on            , 2025, as a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. You may attend the Annual Meeting online, vote, view the list of stockholders entitled to vote at the Annual Meeting and submit your questions during the Annual Meeting by visiting            or vote by phone by calling            . The accompanying proxy statement (the “Proxy Statement”) is dated            , 2025, and is first being mailed to stockholders of the Company on or about            , 2025. The purpose of the Annual Meeting is to consider and vote upon the following proposals:

•        a proposal to amend the Company’s Amended and Restated Certificate of Incorporation, dated as of June 13, 2023 and as amended on December 4, 2024 (the “A&R Charter”), pursuant to an amendment set forth in Annex A to the accompanying Proxy Statement (the “Extension Amendment” and, such proposal, the “Extension Amendment Proposal”) to give the Company the right to extend the date by which the Company must (1) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar initial business combination with one or more businesses (an “initial business combination”), (2) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, and (3) redeem all of the Company’s Class A common stock included as part of the units sold in the Company’s initial public offering that was declared effective by the SEC on June 13, 2023 (the “IPO”), for up to 6 additional one-month periods after December 16, 2025 (and ultimately no later than June 13, 2026) (the “Extension” and, such extended date, the “Extended Date”);

•        a proposal to amend the Investment Management Trust Agreement, dated June 13, 2023 and as amended on December 4, 2024 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, as trustee (“Continental”), pursuant to an amendment to the Trust Agreement in the form set forth in Annex B to the accompanying Proxy Statement, to give the Company the right to extend the date on which Continental must liquidate the Trust Account (the “Trust Account”) established in connection with the IPO if the Company has not completed an initial business combination, for up to 6 additional one-month periods after December 16, 2025 (and ultimately no later than June 13, 2026) (the “Trust Amendment” and, such proposal, the “Trust Amendment Proposal”);

•        a proposal for holders of the our outstanding Class B common stock to elect seven directors of the board of directors of the Company (the “board”) to serve until the earlier of an initial business combination or until such directors’ earlier death, resignation, retirement or removal (the “Director Election Proposal”); and

•        a proposal to approve the adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Trust Amendment Proposal or the Director Election Proposal (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the Annual Meeting if there are not sufficient votes to approve the Extension Amendment Proposal, the Trust Amendment Proposal and the Director Election Proposal.

Each of the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Election Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement.

The purpose of the Extension Amendment and the Trust Amendment is to provide the Company with sufficient time to complete an initial business combination. On September 15, 2025, we entered into a Business Combination Agreement (the “BCA”) with The Original Fit Factory, Ltd., a company registered in Scotland with registration number SC541304 (“TOFF”), The Original Fit Factory Holdings Inc., a Delaware corporation (“PubCo”), and The Original Fit

Factory Acquisition Inc., a Delaware corporation and a wholly-owned subsidiary of PubCo (“Merger Sub”). Pursuant to the BCA and subject to the terms and conditions set forth therein, (i) (A) PubCo will issue and deliver to each shareholder of TOFF (a “Seller”) one share of common stock of PubCo, par value $0.00001 per share (“PubCo Common Stock”), for each Class A ordinary share and each ordinary share of TOFF owned by such TOFF shareholder (the “Share Exchange”) and (B) following the Share Exchange and prior to the closing of the transactions contemplated by the BCA (the “Closing”), TOFF shall effect a reverse share split with respect to the issued and outstanding equity securities of PubCo (including the shares of PubCo Common Stock owned by the Sellers) and unissued equity securities of PubCo (the “Reorganization”), resulting in the aggregate number of shares of PubCo Common Stock owned by the Sellers, on a fully-diluted, as-converted and as-exercised basis, being equal to 50,000,000 shares of PubCo Common Stock; (ii) Merger Sub will merge with and into the Company, with the Company continuing as the surviving entity and as a wholly-owned subsidiary of PubCo (the “Merger” and, together with the Share Exchange, the Reorganization and the other transactions contemplated by the BCA, the “Transactions”), as a result of which Merger each share of Class A common stock of the Company, par value $0.0001 per share, issued and outstanding immediately prior to the Closing shall no longer be outstanding and shall automatically be cancelled and shall cease to exist, in exchange for the right of the holder thereof to receive one share of PubCo Common Stock; and (iii) as a result of such Transactions, each of the Company and TOFF will become a wholly-owned subsidiary of PubCo and PubCo will become a publicly traded company. The Transactions contemplated by the BCA are referred to herein as the “Potential Business Combination.” Under the BCA, the obligations of the parties to consummate the Potential Business Combination are subject to satisfaction or waiver of certain customary closing conditions of the respective parties. Our board believes that there will not be sufficient time before December 16, 2025 to complete an initial business combination, including the Potential Business Combination. Accordingly, our board believes that in order for our stockholders to evaluate initial business combinations and for us to be able to consummate an initial business combination, including the Potential Business Combination, we will need to obtain the Extension.

Approval of the Extension Amendment Proposal and the Trust Amendment Proposal are both a condition to the implementation of the Extension.

In connection with the Extension Amendment Proposal, stockholders may elect to redeem their shares of Class A common stock for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay franchise and income taxes, if any, divided by the number of then outstanding shares of Class A common stock included as part of the units sold in the IPO (including any shares of common stock issued in exchange thereof, the “public shares” and the holders thereof, “public stockholders”), and which election we refer to as the “Election.” An Election can be made regardless of whether such holders of public shares (the “public stockholders”) vote “FOR” or “AGAINST” the Extension Amendment Proposal, the Trust Amendment Proposal and the Director Election Proposal and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Annual Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the Record Date. Public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not completed an initial business combination, including the Potential Business Combination, by the Extended Date. In addition, regardless of whether public stockholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and the Trust Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Annual Meeting, if the Extension is implemented and a public stockholder does not make an Election, they will retain the right to vote on any proposed initial business combination in the future, including the Potential Business Combination, if applicable, and the right to redeem their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of such initial business combination, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay franchise and income taxes, if any, divided by the number of then outstanding public shares, in the event a proposed initial business combination, including the Potential Business Combination, is completed. We are not asking you to vote on any proposed initial business combination, including the Potential Business Combination, at this time. In connection with an initial business combination, including the Potential Business Combination, we intend to file a separate proxy statement/prospectus pursuant to which we will seek approval of such initial business combination, among other things, at a separate Annual Meeting. If the Extension is not approved, we may not be able to enter into, nor consummate, an initial business combination, including the Potential Business Combination. We urge you to vote at the Annual Meeting regarding the Extension.

Our Sponsor owns an aggregate of 10,000 shares of Class B common stock and 2,865,000 shares of Class A common stock, which shares we refer to as “Founder Shares.” The Founder Shares and an additional 287,500 shares of our Class A common stock (“Representative Shares”) owned by affiliates of I-Bankers Securities, Inc. and Dawson James Securities, Inc., the underwriters in our IPO (the “Representatives”), are not subject to redemption pursuant to the Election.

Based upon the amount in the Trust Account as of            , 2025, which was approximately $            , we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $            at the time of the Annual Meeting. The closing price of the public shares on the Nasdaq on            , 2025, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $            . We cannot assure stockholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such stockholders wish to sell their shares.

Additionally, if the Extension is approved and implemented, we have agreed to contribute to the Trust Account the lesser of (x) $30,000 or (y) $0.05 per month for each Class A common stock that remains outstanding and is not held by our Sponsor or redeemed in connection with the Extension for each calendar month (commencing on December 16, 2025 and on the 16th day of each subsequent month) until the Extended Date (the “Contribution”). Accordingly, the amount deposited per share will depend on the number of Class A common stock that remain outstanding and are not held by our Sponsor after redemptions in connection with the Extension.

Assuming the Extension is approved, each monthly Contribution will be deposited into the Trust Account within seven calendar days from the 16th day of such calendar month. Our board will have the sole discretion whether to extend for additional calendar months following December 16, 2025 until no later than June 13, 2026 and if our board determines not to continue extending for additional calendar months, we or our designees will not make any additional Contributions following such determination. The Contributions will not be made if the Extension is not approved or the Extension is not completed.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (i) IF YOU HOLD SHARES OF CLASS A COMMON STOCK THROUGH THE UNITS CONSISTING OF ONE SHARE OF CLASS A COMMON STOCK AND ONE-TENTH OF ONE RIGHT TO PURCHASE ONE WHOLE SHARE OF CLASS A COMMON STOCK (EACH A “RIGHT”), ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING SHARES OF CLASS A COMMON STOCK AND RIGHTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE SHARES OF CLASS A COMMON STOCK, (ii) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT BY            EASTERN TIME ON            , 2025 (TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE ANNUAL MEETING), THAT YOUR SHARES OF CLASS A COMMON STOCK BE REDEEMED FOR CASH, AND (iii) DELIVER YOUR SHARES OF CLASS A COMMON STOCK TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT.

The purpose of the Trust Amendment is to amend the Trust Agreement to give the Company the right to extend the date on which Continental must liquidate the Trust Account if we have not completed an initial business combination, including the Potential Business Combination, for up to 6 additional one-month periods after December 16, 2025 (and ultimately no later than June 13, 2026).

The purpose of the Director Election Proposal is to elect seven directors of the board to serve until the earlier of an initial business combination or until such directors’ earlier death, resignation, retirement or removal.

The Adjournment Proposal, if adopted, will allow our board to adjourn the Annual Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Trust Amendment Proposal and the Director Election Proposal.

If the Extension Amendment Proposal or the Trust Amendment Proposal are not approved and we do not consummate an initial business combination, including the Potential Business Combination, by December 16, 2025 in accordance with the A&R Charter, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes, by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our rights, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor and the Representatives will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares and Representative Shares, respectively.

The approval of the Extension Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the issued and outstanding shares of Class A common stock and Class B common stock, voting as a single class. The approval of the Trust Amendment Proposal requires the affirmative vote of the holders of a majority in voting power of the outstanding shares of common stock present in person or by proxy at the Annual Meeting (which includes presence virtually at the Annual Meeting) and entitled to vote thereon, a quorum being present. The approval of both the Extension Amendment Proposal and the Trust Amendment Proposal are essential to the implementation of our board’s plan to (1) extend the date by which we must consummate an initial business combination and (2) consummate the Potential Business Combination (or another initial business combination). Therefore, our board will abandon and not implement either amendment unless our stockholders approve both the Extension Amendment Proposal and the Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. In addition, notwithstanding stockholder approval of the Extension Amendment Proposal and the Trust Amendment Proposal, our board will retain the right to abandon and not implement the Extension without any further action by our stockholders. As of the date of this proxy statement, our Sponsor currently holds 73.7% of the issued and outstanding shares of common stock and accordingly, the Sponsor will have the ability, voting on its own, to approve the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal.

The election of the director nominees pursuant to the Director Election Proposal requires the affirmative vote of a plurality of the outstanding founder shares cast by holders of founder shares present in person (which includes presence virtually at the Annual Meeting) or by proxy at the virtual Annual Meeting and entitled to vote thereon. Holders of shares of Class A common stock have no right to vote on the election, removal or replacement of any director. As of the date of this proxy statement, our Sponsor currently holds 100% of the issued and outstanding shares of Class B common stock and accordingly, the Sponsor will have the ability, voting on its own, to approve the Director Election Proposal.

The approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority in voting power of the outstanding shares of common stock present in person or by proxy at the Annual Meeting (which includes presence virtually at the Annual Meeting) and entitled to vote thereon.

Our board has fixed the close of business on November 17, 2025 (the “Record Date”) as the record date for determining the stockholders entitled to receive notice of and vote at the Annual Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on the Record Date are entitled to have their votes counted at the Annual Meeting or any adjournment thereof.

After careful consideration of all relevant factors, our board has determined that the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Election Proposal and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Election Proposal, the Adjournment Proposal and the Annual Meeting. Whether or not you plan to attend the Annual Meeting, we urge you to read this material carefully and vote your common stock.

, 2025

By Order of the Board of Directors
/s/ James Francis
Chief Executive Officer

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Annual Meeting. If you are a stockholder of record, you may also cast your vote in person at the Annual Meeting (including by virtual means as provided herein). If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the Annual Meeting by obtaining a proxy from your brokerage firm or bank (including by virtual means as provided herein). Your failure to vote or instruct your broker or bank how to vote will mean that your shares will not count toward the quorum requirement for the Annual Meeting and will not be voted. An abstention or a broker non-vote will be counted toward the quorum requirement but will not count as a vote cast at the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on            , 2025: This notice of Annual Meeting and the accompanying Proxy Statement are available at            .

ESH ACQUISITION CORP.
228 Park Ave S, Suite 89898
New York, NY 10003

ANNUAL MEETING
TO BE HELD ON            , 2025
PROXY STATEMENT

The annual meeting (the “Annual Meeting”) of ESH Acquisition Corp. (“we,” “us,” “our” or the “Company”) to be held at            Eastern Time on            , 2025, as a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. You may attend the Annual Meeting online, vote, view the list of stockholders entitled to vote at the Annual Meeting and submit your questions during the Annual Meeting by visiting            or vote by phone by calling            . The purpose of the Annual Meeting is to consider and vote upon the following proposals:

•        a proposal to amend the Company’s Amended and Restated Certificate of Incorporation, dated as of June 13, 2023 and as amended on December 4, 2024 (the “A&R Charter”), pursuant to an amendment set forth in Annex A to the accompanying Proxy Statement (the “Extension Amendment” and, such proposal, the “Extension Amendment Proposal”) to give the Company the right to extend the date by which the Company must (1) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar initial business combination with one or more businesses (an “initial business combination”), (2) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, and (3) redeem all of the Company’s Class A common stock included as part of the units sold in the Company’s initial public offering that was declared effective by the SEC on June 13, 2023 (the “IPO”), for up to 6 additional one-month periods after December 16, 2025 (and ultimately no later than June 13, 2026) (the “Extension” and, such extended date, the “Extended Date”);

•        a proposal to amend the Investment Management Trust Agreement, dated June 13, 2023 and as amended on December 4, 2024 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, as trustee (“Continental”), pursuant to an amendment to the Trust Agreement in the form set forth in Annex B to the accompanying Proxy Statement, to give the Company the right to extend the date on which Continental must liquidate the Trust Account (the “Trust Account”) established in connection with the IPO if the Company has not completed an initial business combination, for up to 6 additional one-month periods after December 16, 20245 (and ultimately no later than June 13, 2026) (the “Trust Amendment” and, such proposal, the “Trust Amendment Proposal”); and

•        a proposal for holders of the our outstanding Class B common stock to elect seven directors of the board of directors of the Company (the “board”) to serve until the earlier of an initial business combination or until such directors’ earlier death, resignation, retirement or removal (the “Director Election Proposal”); and

•        a proposal to approve the adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Trust Amendment Proposal or the Director Election Proposal (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the Annual Meeting if there are not sufficient votes to approve the Extension Amendment Proposal, the Trust Amendment Proposal and the Director Election Proposal.

The purpose of the Extension Amendment and the Trust Amendment is to provide the Company with sufficient time to complete an initial business combination. On September 15, 2025, we entered into a Business Combination Agreement (the “BCA”) with The Original Fit Factory, Ltd., a company registered in Scotland with registration number SC541304 (“TOFF”), The Original Fit Factory Holdings Inc., a Delaware corporation (“PubCo”), and The Original Fit Factory Acquisition Inc., a Delaware corporation and a wholly-owned subsidiary of PubCo (“Merger Sub”). Pursuant to the BCA and subject to the terms and conditions set forth therein, (i) (A) PubCo will issue and deliver to each shareholder of TOFF (a “Seller”) one share of common stock of PubCo, par value $0.00001 per share (“PubCo Common Stock”), for each Class A ordinary share and each ordinary share of TOFF owned by such TOFF shareholder (the “Share Exchange”) and (B) following the Share Exchange and prior to the closing of the transactions contemplated by the BCA (the “Closing”), TOFF shall effect a reverse share split with respect to the issued and outstanding equity securities of

PubCo (including the shares of PubCo Common Stock owned by the Sellers) and unissued equity securities of PubCo (the “Reorganization”), resulting in the aggregate number of shares of PubCo Common Stock owned by the Sellers, on a fully-diluted, as-converted and as-exercised basis, being equal to 50,000,000 shares of PubCo Common Stock; (ii) Merger Sub will merge with and into the Company, with the Company continuing as the surviving entity and as a wholly-owned subsidiary of PubCo (the “Merger” and, together with the Share Exchange, the Reorganization and the other transactions contemplated by the BCA, the “Transactions”), as a result of which Merger each share of Class A common stock of the Company, par value $0.0001 per share, issued and outstanding immediately prior to the Closing shall no longer be outstanding and shall automatically be cancelled and shall cease to exist, in exchange for the right of the holder thereof to receive one share of PubCo Common Stock; and (iii) as a result of such Transactions, each of the Company and TOFF will become a wholly-owned subsidiary of PubCo and PubCo will become a publicly traded company. The Transactions contemplated by the BCA are referred to herein as the “Potential Business Combination.” Under the BCA, the obligations of the parties to consummate the Potential Business Combination are subject to satisfaction or waiver of certain customary closing conditions of the respective parties. Our board believes that there will not be sufficient time before December 16, 2025 to complete an initial business combination, including the Potential Business Combination. Accordingly, our board believes that in order for our stockholders to evaluate initial business combinations and for us to be able to consummate an initial business combination, including the Potential Business Combination, we will need to obtain the Extension.

Approval of the Extension Amendment Proposal and the Trust Amendment Proposal are both a condition to the implementation of the Extension.

In connection with the Extension Amendment Proposal, stockholders may elect to redeem their shares of Class A common stock for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay franchise and income taxes, if any, divided by the number of then outstanding shares of Class A common stock included as part of the units sold in the IPO (including any shares of common stock issued in exchange thereof, the “public shares” and the holders thereof, “public stockholders”), and which election we refer to as the “Election.” An Election can be made regardless of whether such holders of public shares (the “public stockholders”) vote “FOR” or “AGAINST” the Extension Amendment Proposal, the Trust Amendment Proposal and the Director Election Proposal and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Annual Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the Record Date. Public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not completed an initial business combination, including the Potential Business Combination, by the Extended Date. In addition, regardless of whether public stockholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and the Trust Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Annual Meeting, if the Extension is implemented and a public stockholder does not make an Election, they will retain the right to vote on any proposed initial business combination in the future, including the Potential Business Combination, if applicable, and the right to redeem their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of such initial business combination, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay franchise and income taxes, if any, divided by the number of then outstanding public shares, in the event a proposed initial business combination, including the Potential Business Combination, is completed. We are not asking you to vote on any proposed initial business combination, including the Potential Business Combination, at this time. In connection with an initial business combination, including the Potential Business Combination, we intend to file a separate proxy statement/prospectus pursuant to which we will seek approval of such initial business combination, among other things, at a separate Annual Meeting. If the Extension is not approved, we may not be able to enter into, nor consummate, an initial business combination, including the Potential Business Combination. We urge you to vote at the Annual Meeting regarding the Extension.

Based upon the amount in the Trust Account as of            , 2025, which was approximately $            , we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $            at the time of the Annual Meeting. The closing price of the public shares on the Nasdaq on            , 2025, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $            . We cannot assure stockholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such stockholders wish to sell their shares.

Additionally, if the Extension is approved and implemented, we have agreed to contribute to the Trust Account the lesser of (x) $30,000 or (y) $0.05 per month for each Class A common stock that remains outstanding and is not held by our Sponsor or redeemed in connection with the Extension for each calendar month (commencing on December 16, 2025 and on the 16th day of each subsequent month) until the Extended Date (the “Contribution”). Accordingly, the amount deposited per share will depend on the number of Class A common stock that remain outstanding and are not held by our Sponsor after redemptions in connection with the Extension.

Assuming the Extension is approved, each monthly Contribution will be deposited into the Trust Account within seven calendar days from the 16th day of such calendar month. Our board will have the sole discretion whether to extend for additional calendar months following December 16, 2025 until no later than June 13, 2026 and if our board determines not to continue extending for additional calendar months, we or our designees will not make any additional Contributions following such determination. The Contributions will not be made if the Extension is not approved or the Extension is not completed.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $            that was in the Trust Account as of the Record Date. In such event, we may need to obtain additional funds to complete an initial business combination, including the Potential Business Combination, and there can be no assurance that such funds will be available on terms acceptable or at all.

If the Extension Amendment Proposal or the Trust Amendment Proposal are not approved and we do not consummate an initial business combination, including the Potential Business Combination, by December 16, 2025 in accordance with the A&R Charter, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes, by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our rights, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor and the Representatives will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares and Representative Shares, respectively.

Based upon the amount in the Trust Account as of the Record Date, which was approximately $            , we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $            at the time of the Annual Meeting. The closing price of the public shares on the Nasdaq on            , 2025, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $            . We cannot assure stockholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such stockholders wish to sell their shares.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the approval of the Trust Amendment Proposal will constitute consent for us to (1) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay franchise and income taxes, if any, divided by the number of then outstanding public shares and (2) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds will remain in the Trust Account and will be available for use by us in connection with consummating an initial business combination on or before the Extended Date. Public stockholders who do not redeem their public shares now will retain their redemption rights and their ability to vote on any initial business combination through the Extended Date if the Extension Amendment Proposal and the Trust Amendment Proposal are approved. Under the Trust Amendment Proposal, we will amend the Trust Agreement to extend the date on which Continental must liquidate the Trust Account to the Extended Date.

Our board has fixed the close of business on November 17, 2025 (the “Record Date”) as the record date for determining the stockholders entitled to receive notice of and vote at the Annual Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on the Record Date are entitled to have their votes counted at the Annual Meeting or any adjournment thereof. On the Record Date, there were            shares outstanding, of which            were public shares, 2,875,000 were Founder Shares and 287,500 were Representative Shares. The Founder Shares and Representative Shares carry voting rights in connection with the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Election Proposal and the Adjournment Proposal, and we have been informed by our Sponsor, which holds all 2,875,000 Founder Shares, and the Representatives, which hold all 287,500 Representative Shares, that they intend to vote in favor of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal. As of the date of this proxy statement, our Sponsor currently holds 73.7% of the issued and outstanding shares of common stock and accordingly, the Sponsor will have the ability, voting on its own, to approve the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal.

The election of the director nominees pursuant to the Director Election Proposal requires the affirmative vote of a plurality of the outstanding Class B common stock cast by holders of Class B common stock present in person (which includes presence virtually at the Annual Meeting) or by proxy at the virtual Annual Meeting and entitled to vote thereon. Holders of shares of Class A common stock have no right to vote on the election, removal or replacement of any director. As of the date of this Proxy Statement, the Sponsor currently holds 100% of the issued and outstanding shares of Class B common stock and accordingly, the Sponsor will have the ability, voting on its own, to approve the Director Election Proposal.

This Proxy Statement contains important information about the Annual Meeting and the proposals. Please read it carefully and vote your shares.

We will pay for the entire cost of soliciting proxies. We have engaged Morrow Sodali LLC (“Morrow Sodali”), to assist in the solicitation of proxies for the Annual Meeting. We have agreed to pay Morrow Sodali a fee of $15,000.00, plus associated disbursements. We will also reimburse Morrow Sodali for reasonable out-of-pocket expenses and will indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

This Proxy Statement is dated            , 2025 and is first being mailed to stockholders on or about            , 2025.

RISK FACTORS

You should consider carefully all of the risks described in (i) our final IPO prospectus declared effective by the SEC on June 13, 2023 (File No. 333-265226), (ii) our Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the SEC on April 4, 2025, (iii) our Quarterly Report on Form 10-Q as filed with the SEC on August 19, 2025 and in other reports the Company files with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete an initial business combination, including the Potential Business Combination.

Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that an initial business combination, including the Potential Business Combination, will be consummated prior to the Extended Date. Our ability to consummate an initial business combination is dependent on a variety of factors, many of which are beyond our control. We are required to offer stockholders the opportunity to redeem shares in connection with the Extension, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve an initial business combination, including the Potential Business Combination. Even if the Extension or an initial business combination, including the Potential Business Combination, is approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate an initial business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and an initial business combination, including the Potential Business Combination, vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

We may be subject to the 1% excise tax included in the Inflation Reduction Act of 2022, which may decrease the value of our securities following an initial business combination, including the Potential Business Combination, and hinder our ability to consummate an initial business combination, including the Potential Business Combination.

The Inflation Reduction Act of 2022, which, among other things, imposes a 1% U.S. federal excise tax on certain repurchases (including redemptions) of stock by publicly traded U.S. corporations after December 31, 2022 (the “Excise Tax”), subject to certain exceptions. If applicable, the amount of the Excise Tax is generally 1% of the aggregate fair market value of any stock repurchased by the corporation during a taxable year, net of the aggregate fair market value of certain new stock issuances by the repurchasing corporation during the same taxable year.

Because we are a Delaware corporation and our securities are trading on the Nasdaq, we could be subject to the Excise Tax with respect to any redemptions (including redemptions in connection with the Extension or an initial business combination, including the Potential Business Combination). Whether and to what extent we would be subject to the Excise Tax in connection with an initial business combination, Extension or otherwise would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with the a initial business combination, Extension or otherwise, (ii) the structure of an initial business combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with an initial business combination (or otherwise issued not in connection with an initial business combination but issued within the same taxable year of an initial business combination) and (iv) the content of final regulations and other guidance from the U.S. Department of the Treasury (“Treasury”). On June 28, 2024, the Treasury finalized certain of the proposed regulations (those relating to procedures for reporting and paying the Excise Tax). The remaining regulations (largely relating to the computation of the Excise Tax) remain in proposed form. The Treasury intends to finalize these proposed regulations at a later date and, until such time, taxpayers may continue to rely on the proposed regulations.

Any Excise Tax that becomes payable as a result of any redemptions of our ordinary stock (or other stock into which such ordinary stock may be converted) would be payable by us and not by the redeeming holder. To the extent such taxes are applicable, the amount of cash available to pay redemptions or to transfer to the target business in connection with an initial business combination may be reduced, which could result in our inability to meet conditions in the agreement relating to an initial business combination related to a minimum cash requirement, if any, or otherwise result in the shareholders of the combined company (including any of our stockholders who do not exercise their redemption rights in connection with an initial business combination) to economically bear the impact of such Excise Tax. Consequently, the Excise Tax may make a transaction with us less appealing to potential initial business combination targets. Finally, subject to certain exceptions, the Excise Tax should not apply in the event of our complete liquidation.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial business combination, including the Potential Business Combination, and instead liquidate the Company.

The SEC’s adopting release with respect to the 2024 SPAC Rules provided guidance relating to the potential status of SPACs as investment companies subject to regulation under the Investment Company Act and the regulations thereunder. Whether a SPAC is an investment company is dependent on specific facts and circumstances and we can give no assurance that a claim will not be made that we have been operating as an unregistered investment company.

If we are deemed to be an investment company under the Investment Company Act, our activities may be restricted, including (i) restrictions on the nature of our investments; and (ii) restrictions on the issuance of securities, each of which may make it difficult for us to complete an initial business combination, including the Potential Business Combination.

In addition, we may have imposed upon us burdensome requirements, including: (i) registration as an investment company; (ii) adoption of a specific form of corporate structure; and (iii) reporting, record keeping, voting, proxy and disclosure requirements and other rules and regulations.

In order not to be regulated as an investment company under the Investment Company Act, unless we can qualify for an exclusion, we must ensure that we are engaged primarily in a business other than investing, reinvesting or trading in securities and that our activities do not include investing, reinvesting, owning, holding or trading “investment securities” constituting more than 40% of our total assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis. We are mindful of the SEC’s investment company definition and guidance and intend to complete an initial business combination with an operating business, and not with an investment company, or to acquire minority interests in other businesses exceeding the permitted threshold.

We do not believe that our business activities will subject us to the Investment Company Act. To this end, the proceeds held in the Trust Account are invested only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act, which invest only in direct U.S. government treasury obligations; the holding of these assets in this form is intended to be temporary and for the sole purpose of facilitating the intended initial business combination. To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, which risk increases the longer that we hold investments in the Trust Account, we may, at any time, instruct Continental, as trustee of the Trust Account, to liquidate the investments held in the Trust Account and instead to hold the funds in the Trust Account in cash or in an interest-bearing demand deposit account at a bank.

Pursuant to the Trust Agreement, Continental is not permitted to invest in securities or assets other than as described above. By restricting the investment of the proceeds to these instruments, and by having a business plan targeted at acquiring and growing businesses for the long term (rather than on buying and selling businesses in the manner of a merchant bank or private equity fund), we intended to avoid being deemed an “investment company” within the meaning of the Investment Company Act. Our initial public offering was not intended for persons who were seeking a return on investments in government securities or investment securities. The Trust Account is intended solely as a temporary depository for funds pending the earliest to occur of: (i) the completion of an initial business combination; (ii) the redemption of any public shares properly submitted in connection with a shareholder vote to amend our A&R Charter (x) in a manner that would affect the substance or timing of our obligation to redeem 100%

of our public shares if we do not complete an initial business combination within the combination period; or (y) with respect to any other provision relating to the rights of holders of our Common Stock or pre-initial initial business combination activity; or (iii) absent an initial business combination within the combination period, our return of the funds held in the Trust Account to our public shareholders as part of our redemption of the public shares.

We are aware of litigation claiming that certain SPACs should be considered investment companies. Although we believe that these claims are without merit, we cannot guarantee that we will not be deemed to be an investment company and thus subject to the Investment Company Act. If we were deemed to be subject to the Investment Company Act, compliance with these additional regulatory burdens would require additional expenses for which we have not allotted funds and may hinder our ability to complete an initial business combination, including the Potential Business Combination, or may result in our liquidation. If we are unable to complete an initial business combination including the Potential Business Combination, our public shareholders may receive only approximately $            (as of the Record Date) per public share upon the liquidation of our Trust Account and our rights will expire worthless.

The Sponsor, our directors and executive officers, and their respective affiliates, represent in the aggregate approximately 73.7% of our voting power, and they have indicated they intend to vote in favor of the Extension Amendment.

The Sponsor and all of our directors, executive officers and their affiliates are expected to vote any Common Stock owned by them in favor of the Extension Amendment. On the Record Date, the Sponsor beneficially owned and was entitled to vote an aggregate of 10,000 shares of Class B common stock and 2,865,000 shares of Class A common stock, representing approximately 73.7% of the voting power of the Company. The Extension Amendment must be approved by the affirmative vote of at least sixty-five percent (65%) of the issued and outstanding shares of Class A common stock and Class B common stock, voting as a single class. The election of the director nominees pursuant to the Director Election Proposal requires the affirmative vote of a plurality of the outstanding Class B common stock cast by holders of Class B common stock. Therefore, our Sponsor will have the ability, voting on its own, to approve the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Election Proposal and the Adjournment Proposal.

In the event the Extension Amendment is approved and we amend our A&R Charter, Nasdaq may delist our securities from trading on its exchange following stockholder redemptions in connection with such amendment, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

Our securities are currently listed on The Nasdaq Capital Market. However, we cannot assure you that our securities will continue to be listed on Nasdaq in the future or prior to an initial business combination, including the Potential Business Combination. In order to continue listing our securities on Nasdaq prior to an initial business combination, we must maintain certain financial, distribution and stock price levels. Generally, under the rules of The Nasdaq Capital Market, we must maintain a minimum market value of listed securities (generally $35,000,000) and a minimum number of holders of our securities (generally 300 public holders). Additionally, in connection with an initial business combination, we will be required to demonstrate compliance with Nasdaq’s initial listing requirements, which are more rigorous than Nasdaq’s continued listing requirements, in order to continue to maintain the listing of our securities on Nasdaq. For instance, our share price would generally be required to be at least $4.00 per share and we would be required to have a minimum of 300 round lot holders of our securities. We cannot assure you that we will be able to meet those initial listing requirements at that time.

Pursuant to the terms of the A&R Charter, in the event that the Extension Amendment Proposal is approved and the A&R Charter is amended, public stockholders may elect to redeem their public shares and, as a result, we may not be in compliance with Nasdaq’s continued listing requirements. We expect that if our common stock fails to meet Nasdaq’s continued listing requirements, our rights will also fail to meet Nasdaq’s continued listing requirements for those securities. We cannot assure you that any of our securities will be able to meet any of Nasdaq’s continued listing requirements following any stockholder redemptions of our public shares in connection with the amendment of our Charter. If our securities do not meet Nasdaq’s continued listing requirements, Nasdaq may delist our securities from trading on its exchange.

If Nasdaq delists any of our securities from trading on its exchange and we are not able to list such securities on another national securities exchange, we expect such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:

•        a limited availability of market quotations for our securities;

•        reduced liquidity for our securities;

•        a determination that our common stock is a “penny stock” which will require brokers trading in our common stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•        a limited amount of news and analyst coverage; and

•        a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Our common stock and rights qualify as covered securities under such statute. Although the states are preempted from regulating the sale of covered securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by special purpose acquisition companies, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on Nasdaq, our securities would not qualify as covered securities under such statute and we would be subject to regulation in each state in which we offer our securities.

The Nasdaq listing rules require us to complete an initial business combination no later than 36 months after our IPO, and may delist our securities from trading on its exchange following an extension beyond the 36-month window.

Nasdaq Listing Rule IM-5101-2(b) (the “Rule”) requires that we complete an initial business combination no later than 36 months after our IPO, which in our case is June 13, 2026. Nasdaq Rule 5815 was amended effective October 7, 2024 to provide for the immediate suspension and delisting for failure to meet the 36-month requirement to complete an initial business combination in the Rule, and our securities will face an immediate suspension and delisting action once we receive a delisting determination letter from Nasdaq after the 36-month window ends on June 13, 2026. The Extension Amendment Proposal allows us to extend the time to complete an initial business combination to June 13, 2026, or such earlier time as determined by the board. This date is within the 36-month window permitted by the Rule.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this Proxy Statement.

Q: Why am I receiving this Proxy Statement?

A:     We are a blank check company incorporated in Delaware on November 17, 2021, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar initial business combination with one or more businesses or entities. On June 16, 2023, we consummated our IPO from which we derived gross proceeds of $115,000,000. Like many blank check companies, our A&R Charter provides for the return of the funds held in trust to the holders of our Class A common stock sold in our IPO if there is no qualifying initial business combination(s) consummated on or before a certain date (in our case, December 16, 2025). Our board has determined that it is in the best interests of our stockholders to extend the date that we have to consummate an initial business combination to the Extended Date in order to allow for our stockholders to evaluate initial business combinations, including the Potential Business Combination, and for us to consummate such initial business combination, and is submitting these proposals to our stockholders to vote upon.

Q: What is being voted on?

A:     You are being asked to vote on:

•   a proposal to amend our A&R Charter to give us the right to extend the date by which we have to consummate an initial business combination, including the Potential Business Combination, for up to 6 additional one-month periods after December 16, 2025 (and ultimately no later than June 13, 2026)(the “Extension Amendment Proposal”);

•   a proposal to amend our Trust Agreement to give us the right to extend the date on which Continental must liquidate the Trust Account if we have not completed an initial business combination, including the Potential Business Combination, for up to 6 additional one-month periods after December 16, 2025 (and ultimately no later than June 13, 2026)(the “Trust Amendment Proposal”);

•   a proposal for holders of the our outstanding Class B common stock to elect seven directors of the board of directors of the Company to serve until the earlier of an initial business combination or until such directors’ earlier death, resignation, retirement or removal (the “Director Election Proposal”); and

•   a proposal to approve the adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Trust Amendment Proposal or the Director Election Proposal (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the Annual Meeting if there are not sufficient votes to approve the Extension Amendment Proposal, the Trust Amendment Proposal and the Director Election Proposal.

The approval of both the Extension Amendment Proposal and the Trust Amendment Proposal are essential to the implementation of our board’s plan to (1) extend the date by which we must consummate an initial business combination and (2) consummate the Potential Business Combination (or another initial business combination). Approval of the Extension Amendment Proposal and the Trust Amendment Proposal are both a condition to the implementation of the Extension.

We are not asking you to vote on any proposed initial business combination, including the Potential Business Combination, at this time. In connection with an initial business combination, including the Potential Business Combination, we intend to file a separate proxy statement/prospectus pursuant to which we will seek approval of such initial business combination, among other things, at a separate Annual Meeting. If the Extension is not approved, we may not be able to enter into, nor consummate, an initial business combination, including the Potential Business Combination. We urge you to vote at the Annual Meeting regarding the Extension.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the approval of the Trust Amendment Proposal will constitute consent for us to (1) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay franchise and income taxes, if any, divided by the number of then outstanding public shares and (2) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds will remain in the Trust Account and will be available for use by us in connection with consummating an initial business combination on or before the Extended Date. Public stockholders who do not redeem their public shares now will retain their redemption rights and their ability to vote on any initial business combination, including the Potential Business Combination, through the Extended Date if the Extension Amendment Proposal and the Trust Amendment Proposal are approved.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $            that was in the Trust Account as of the Record Date. In such event, we may need to obtain additional funds to complete an initial business combination, including the Potential Business Combination, and there can be no assurance that such funds will be available on terms acceptable or at all.

If the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and we do not consummate an initial business combination by December 16, 2025 in accordance with the A&R Charter, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes, by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our rights, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor and the Representatives will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares and Representative Shares, respectively.

Q: Why is the Company proposing the Extension Amendment Proposal and the Trust Amendment Proposal?

A:     Our A&R Charter provides for the return of the funds held in trust to the holders of our Class A common stock sold in our IPO if there is no qualifying initial business combination(s) consummated on or before December 16, 2025. As we explain below, we may not be able to enter into and complete an initial business combination, including the Potential Business Combination, by that date. Accordingly, our board believes that in order for our stockholders to evaluate initial business combinations, including the Potential Business Combination, and for us to be able to consummate such initial business combination, we will need to obtain the Extension.

Our board is proposing the Extension Amendment Proposal to amend our A&R Charter in the form set forth in Annex A hereto to give us the right to extend the date by which we must (1) consummate an initial business combination, including the Potential Business Combination, (2) cease our operations except for the purpose of winding up if we fail to complete such initial business combination, and (3) redeem all the public shares, for up to 6 additional one-month periods after December 16, 2025 (and ultimately no later than June 13, 2026), and our board is proposing the Trust Amendment Proposal to amend the Trust Agreement in the form set forth in Annex B to give us the right to extend the date on which Continental must liquidate the Trust Account established in connection with our IPO if we have not completed an initial business combination, including the Potential Business Combination, for up to 6 additional one-month periods after December 16, 2025 (and ultimately no later than June 13, 2026).

Q: Why should I vote “FOR” the Extension Amendment Proposal?

A:     Our A&R Charter provides that if our stockholders approve an amendment to our A&R Charter that would affect the substance or timing of our obligation to redeem all of our public shares if we do not complete an initial business combination, including the Potential Business Combination, before December 16, 2025, we will provide our public stockholders with the opportunity to redeem all or a portion of their common stock upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay franchise and income taxes, if any, divided by the number of then outstanding public shares. We believe that this provision of the A&R Charter was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable initial business combination in the timeframe contemplated by the A&R Charter. In addition, approval of the Trust Amendment Proposal is a condition to the implementation of the Extension Amendment Proposal.

Our board believes, however, that stockholders should have an opportunity to evaluate initial business combinations that may be put forth, including the Potential Business Combination. Accordingly, our board is proposing the Extension Amendment to extend the date by which we have to complete our initial business combination until the Extended Date and to allow for the Election. The Extension would give us the opportunity to evaluate initial business combinations, including the Potential Business Combination, put forward such initial business combination for stockholder approval, and to complete such initial business combination. In addition, approval of the Extension Amendment Proposal is a condition to the implementation of the Trust Amendment Proposal. If you do not elect to redeem your public shares, you will retain the right to vote on any proposed initial business combination in the future, and the right to redeem your public shares in connection with such initial business combination.

Our board recommends that you vote in favor of the Extension Amendment Proposal.

Q: Why should I vote “FOR” the Trust Amendment Proposal?

A:     As discussed above, our board believes stockholders should have an opportunity to evaluate initial business combinations that may be put forth, including the Potential Business Combination. In addition, approval of the Trust Amendment Proposal is a condition to the implementation of the Extension Amendment Proposal.

Whether a holder of public shares votes in favor of or against the Extension Amendment Proposal or the Trust Amendment Proposal, if such proposals are approved, the holder may, but is not required to, redeem all or a portion of its public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay franchise and income taxes, if any, divided by the number of then outstanding public shares.

If holders of public shares do not elect to redeem their public shares, such holders will retain redemption rights in connection with any future initial business combination we may propose, including the Potential Business Combination. Assuming the Extension Amendment Proposal is approved, we will have until the Extended Date to complete such initial business combination.

Our board recommends that you vote in favor of the Trust Amendment Proposal.

Q: Why should I vote “FOR” the Director Election Proposal?

A:     We believe that all of the nominees to serve on the board possess the professional and personal qualifications necessary for board servicer.

Our board recommends that you vote in favor of the Director Election Proposal.

Q: Why should I vote “FOR” the Adjournment Proposal?

A:     If the Adjournment Proposal is not approved by our stockholders, our board may not be able to adjourn the Annual Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

If presented, our board recommends that you vote in favor of the Adjournment Proposal.

Q: When would the board abandon the Extension Amendment Proposal and the Trust Amendment Proposal?

A:     Our board will abandon the Extension Amendment and the Trust Amendment if our stockholders do not approve both the Extension Amendment Proposal and the Trust Amendment Proposal. In addition, notwithstanding stockholder approval of the Extension Amendment Proposal and the Trust Amendment Proposal, our board will retain the right to abandon and not implement the Extension without any further action by our stockholders.

Q: How do the Company insiders intend to vote their shares?

A:     Our Sponsor owns an aggregate of 10,000 shares of Class B common stock and 2,865,000 shares of Class A common stock, representing approximately 73.7% of our issued and outstanding shares of common stock.

The Founder Shares carry voting rights in connection with the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Election Proposal and the Adjournment Proposal, and we have been informed by our Sponsor, which holds an aggregate of 10,000 shares of Class B common stock and 2,865,000 shares of Class A common stock, that they intend to vote in favor of the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Election Proposal and the Adjournment Proposal. Our Sponsor will have the ability, voting on its own, to approve the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Election Proposal and the Adjournment Proposal.

Q: What vote is required to adopt the Extension Amendment Proposal?

A:     The approval of the Extension Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the issued and outstanding shares of Class A common stock and Class B common stock, voting as a single class.

Approval of the Trust Amendment Proposal is a condition to the implementation of the Extension Amendment Proposal.

A quorum of our stockholders is necessary to hold a valid Annual Meeting. A quorum will be present at the Annual Meeting if the holders of a majority of the issued and outstanding common stock entitled to vote at the Annual Meeting are represented in person or by proxy (which includes presence virtually at the Annual Meeting). As of the Record Date, the holders of at least            shares of common stock would be required to achieve a quorum. Our Sponsor owns an aggregate of 10,000 shares of Class B common stock and 2,865,000 shares of Class A common stock, which represent approximately 73.7% of our issued and outstanding common stock, and the Representatives own 287,500 Representative Shares. Therefore, the holders of at least            additional outstanding common stock must be represented in person or by proxy at the Annual Meeting in order to achieve a quorum.

Assuming all of the issued and outstanding common stock are voted at the Annual Meeting, the Trust Amendment Proposal will be approved if 65% of the outstanding shares of common stock are voted in favor. We have been informed by our Sponsor that they intend to vote in favor of the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Election Proposal and the Adjournment Proposal. Our Sponsor will have the ability, voting on its own, to approve the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Election Proposal and the Adjournment Proposal.

Q: What vote is required to approve the Trust Amendment Proposal?

A:     The approval of the Trust Amendment Proposal requires the affirmative vote of the holders of a majority in voting power of the outstanding shares of common stock present in person or by proxy at the Annual Meeting (which includes presence virtually at the Annual Meeting) and entitled to vote thereon, a quorum being present. Approval of the Extension Amendment Proposal is a condition to the implementation of the Trust Amendment Proposal.

A quorum of our stockholders is necessary to hold a valid Annual Meeting. A quorum will be present at the Annual Meeting if the holders of a majority of the issued and outstanding common stock entitled to vote at the Annual Meeting are represented in person or by proxy (which includes presence virtually at the Annual Meeting). As of the Record Date, the holders of at least            shares of common stock would be required to achieve a quorum. Our Sponsor owns an aggregate of 10,000 shares of Class B common stock and 2,865,000 shares of Class A common stock, which represent approximately 73.7% of our issued and outstanding common stock, and the Representatives own 287,500 Representative Shares. Therefore, the holders of at least            additional outstanding common stock must be represented in person or by proxy at the Annual Meeting in order to achieve a quorum.

Assuming all of the issued and outstanding common stock are voted at the Annual Meeting, the Trust Amendment Proposal will be approved if a majority of the outstanding shares of common stock are voted in favor. The Trust Amendment Proposal will be approved if            shares of the outstanding shares of common stock are voted in favor. We have been informed by our Sponsor that they intend to vote in favor of the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Election Proposal and the Adjournment Proposal. Our Sponsor will have the ability, voting on its own, to approve the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Election Proposal and the Adjournment Proposal.

Q: What vote is required to approve the Director Election Proposal?

A:     The approval of the Director Election Proposal requires the affirmative vote of the holders of a plurality in voting power of the outstanding shares of Class B common stock present in person or by proxy at the Annual Meeting (which includes presence virtually at the Annual Meeting) and entitled to vote thereon. We have been informed by our Sponsor that they intend to vote in favor of the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Election Proposal and the Adjournment Proposal. Our Sponsor will have the ability, voting on its own, to approve the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Election Proposal and the Adjournment Proposal.

Q: What vote is required to approve the Adjournment Proposal?

A:     The approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority in voting power of the outstanding shares of common stock present in person or by proxy at the Annual Meeting (which includes presence virtually at the Annual Meeting) and entitled to vote thereon.

Q: What if I do not want to vote “FOR” the Extension Amendment Proposal or Trust Amendment Proposal?

A:     If you do not want the Extension Amendment Proposal to be approved, you must abstain, not vote, or vote “AGAINST” the proposals. If you do not want the Trust Amendment Proposal to be approved, you must abstain, not vote, or vote “AGAINST” the proposals. If the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid pro rata to the redeeming holders. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Extension Amendment Proposal or the Trust Amendment Proposal.

Broker non-votes, abstentions or the failure to vote on the proposals will have the same effect as votes “AGAINST” the Extension Amendment Proposal, Trust Amendment Proposal, and Adjournment Proposal. Because all of the proposals to be voted on at the Annual Meeting are expected to be treated as “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so we do not expect there to be any broker non-votes at the Annual Meeting.

Q. How are the funds in the Trust Account currently being held?

A:     With respect to the regulation of special purpose acquisition companies (“SPACs”) like the Company, on January 24, 2024, the SEC adopted the 2024 SPAC Rules requiring, among other matters, (i) additional disclosures relating to SPAC initial business combination transactions; (ii) additional disclosures relating to dilution and to conflicts of interest involving sponsors and their affiliates in both SPAC initial public offerings and initial business combination transactions; (iii) additional disclosures regarding projections included in SEC filings in connection with proposed initial business combination transactions; and (iv) the requirement that both the SPAC and its target company be co-registrants for initial business combination registration statements.

In addition, the SEC’s adopting release with respect to the 2024 SPAC Rules provided guidance relating to the potential status of SPACs as investment companies subject to regulation under the Investment Company Act and the regulations thereunder. Whether a SPAC is deemed to be an investment company is dependent on specific facts and circumstances and we can give no assurance that a claim will not be made that we have been operating as an unregistered investment company.

With regard to the SEC’s investment company proposals included in the SPAC Rule Proposals, while the funds in the Trust Account have, since the Company’s initial public offering in June 2023, been held only in U.S. government treasury securities with a maturity of 185 days or less or in money market funds investing solely in U.S. Treasuries, to mitigate the risk of being viewed as operating an unregistered investment company (including pursuant to the subjective test of Section 3(a)(1)(A) of the Investment Company Act of 1940) and thus subject to regulation under the Investment Company Act, we intend to, prior to the 18-month anniversary of the closing of the IPO, instruct Continental, the trustee managing the Trust Account, to liquidate the U.S. government treasury securities or money market funds held in the Trust Account and thereafter to maintain the funds in the Trust Account in cash in an interest-bearing demand deposit account at a bank until the earlier of consummation of an initial business combination and liquidation of the Company.

Q. Is the Company subject to the Investment Company Act of 1940?

A:     As indicated above, the Company completed its initial public offering in June 2023 and has operated as a blank check company searching for a target business with which to consummate an initial business combination since such time.

The SEC’s adopting release with respect to the 2024 SPAC Rules provided guidance relating to the potential status of SPACs as investment companies subject to regulation under the Investment Company Act and the regulations thereunder. Whether a SPAC is an investment company is dependent on specific facts and circumstances and we can give no assurance that a claim will not be made that we have been operating as an unregistered investment company. If the Company were deemed to be an investment company for purposes of the Investment Company Act and found to have been operating as an unregistered investment company, it could cause the Company to liquidate. If we are forced to liquidate, investors in the Company would not be able to participate in any benefits of owning stock in an operating business, including the potential appreciation of our stock following such a transaction, and our rights would expire worthless.

Q: What happens if the Extension Amendment Proposal or the Trust Amendment Proposal is not approved?

A:     Our board will abandon the Extension Amendment and the Trust Amendment if our stockholders do not approve both the Extension Amendment Proposal and the Trust Amendment Proposal.

If the Extension Amendment Proposal or the Trust Amendment Proposal are not approved and we do not consummate an initial business combination, including the Potential Business Combination, by December 16, 2025 in accordance with the A&R Charter, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes, by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our rights, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor and the Representatives will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares and Representative Shares, respectively.

Q: If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, what happens next?

A:     If the Extension Amendment Proposal or the Trust Amendment Proposal are approved and our board implements the Extension, the amendments to our A&R Charter that are set forth in Annex A hereto will become effective and we will continue our efforts to consummate an initial business combination, including the Potential Business Combination. We will remain a reporting company under the Securities Exchange Act of 1934 (the “Exchange Act”) and our units, public shares, and rights will remain publicly traded.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our common stock held by our Sponsor as a result of its ownership of the Founder Shares.

Additionally, if the Extension is approved and implemented, we have agreed to contribute to the Trust Account the lesser of (x) $30,000 or (y) $0.05 per month for each Class A common stock that remains outstanding and is not held by our Sponsor or redeemed in connection with the Extension for each calendar month (commencing on December 16, 2025 and on the 16th day of each subsequent month) until the Extended Date (the “Contribution”). Accordingly, the amount deposited per share will depend on the number of Class A common stock that remain outstanding and are not held by our Sponsor after redemptions in connection with the Extension.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented but we do not complete an initial business combination, including the Potential Business Combination, by June 13, 2026, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes, by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our rights, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor and the Representatives will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares and Representative Shares, respectively.

Q: What happens to the Company rights if the Extension Amendment Proposal or the Trust Amendment Proposal is not approved?

A:     If the Extension Amendment Proposal or the Trust Amendment Proposal are not approved and we have not consummated an initial business combination, including the Potential Business Combination, by December 16, 2025, in accordance with the A&R Charter, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes, if any, divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board, liquidate and dissolve, subject in each case to our obligations under DGCL to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our rights, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor and the Representatives will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares and Representative Shares, respectively.

Q: What happens to the Company rights if the Extension Amendment Proposal and the Trust Amendment Proposal are approved?

A:     If the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate an initial business combination, including the Potential Business Combination, until the Extended Date. The public rights will remain outstanding and only become exercisable 30 days after the completion of such initial business combination, provided we have an effective registration statement under the Securities Act of 1933 (the “Securities Act”) covering the issuance of the common stock issuable upon exercise of the rights and a current prospectus relating to them is available (or we permit holders to exercise rights on a cashless basis).

Q: If I do not exercise my redemption rights now, would I still be able to exercise my redemption rights in connection with any future initial business combination?

A:     Unless you elect to redeem your shares at this time, you will be able to exercise redemption rights in respect of any future initial business combination, including the Potential Business Combination, subject to any limitations set forth in our A&R Charter.

Q: How do I change my vote?

A:     To change your vote you may send a later-dated, signed proxy card to our Chief Executive Officer at the address set forth below so that it is received prior to the vote at the Annual Meeting (which is scheduled to take place            , 2025) or attend the Annual Meeting in person (which would include presence at the virtual Annual Meeting), revoke their proxy, and vote. Stockholders also may revoke their proxy by sending a notice of revocation to our Chief Executive Officer at ESH Acquisition Corp., 228 Park Ave S, Suite 89898 New York, NY 10003, which must be received by our Chief Executive Officer prior to the vote at the Annual Meeting.

Please note, however, that if on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Annual Meeting and vote at the Annual Meeting, you must bring to the Annual Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares. If your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Q: How are votes counted?

A:     Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes. The Extension Amendment Proposal must be approved the affirmative vote of at least sixty-five percent (65%) of the issued and outstanding shares of Class A common stock and Class B common stock, voting as a single class. The Trust Amendment Proposal must be approved by the holders of a majority in voting power of the outstanding shares of common stock present in person or by proxy at the Annual Meeting (which includes presence virtually at the Annual Meeting) and entitled to vote thereon, a quorum being present. The approval of the Director Election Proposal requires the affirmative vote of the holders of a plurality in voting power of the outstanding shares of Class B common stock present in person or by proxy at the Annual Meeting (which includes presence virtually at the Annual Meeting) and entitled to vote thereon. The approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority in voting power of the outstanding shares of common stock present in person or by proxy at the Annual Meeting (which includes presence virtually at the Annual Meeting) and entitled to vote thereon. As of the date of this proxy statement, our Sponsor currently holds 73.7% of the issued and outstanding shares of common stock and 100% of the shares of Class B common stock of the Company and, accordingly, the Sponsor will have the ability, voting on its own, to approve the Extension Amendment Proposal, the Trust Amendment Proposal and the Director Election Proposal.

Accordingly, a Company stockholder’s failure to vote by proxy or to vote in person at the Annual Meeting means that such stockholder’s common stock will not count toward the quorum requirement for the Annual Meeting and will not be voted. The approval of the Adjournment Proposal requires the holders of a majority in voting power of the outstanding shares of common stock present in person or by proxy at the Annual Meeting (which includes presence virtually at the Annual Meeting) and entitled to vote thereon.

Accordingly, a Company stockholder’s failure to vote by proxy or to vote in person at the Annual Meeting will not be counted toward the number of common stock required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established, but will not count as a vote cast at the Annual Meeting. Because all of the proposals to be voted on at the Annual Meeting are expected to be treated as “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so we do not expect there to be any broker non-votes at the Annual Meeting.

Q: If my shares are held in “street name,” will my broker automatically vote them for me?

A:     No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe all the proposals presented to the stockholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

Q: What is a Quorum requirement?

A:     A quorum of our stockholders is necessary to hold a valid Annual Meeting. A quorum will be present at the Annual Meeting if the holders of a majority of the issued and outstanding common stock entitled to vote at the Annual Meeting are represented in person or by proxy (which includes presence virtually at the Annual Meeting). As of the Record Date, the holders of at least            shares of common stock would be required to achieve a quorum.

Your shares will be counted toward the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person (which includes presence virtually at the Annual Meeting) at the Annual Meeting. Abstentions and broker non-votes will be counted toward the quorum requirement, but will not count as a vote cast at the Annual Meeting. Because all of the proposals to be voted on at the Annua Meeting are expected to be treated as “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so we do not expect there to be any broker non-votes at the Annual Meeting.

In the absence of a quorum, a majority in voting power of the outstanding shares of common stock present in person or represented by proxy (which includes presence virtually at the Annual Meeting) and entitled to vote, or, any officer entitled to preside at, or act as secretary of, such meeting, shall have the power to adjourn the Annual Meeting.

Q: Who can vote at the Annual Meeting?

A:     Only holders of record of our common stock at the close of business on November 17, 2025 (the “Record Date”) are entitled to have their vote counted at the Annual Meeting and any adjournments thereof. On the Record Date,            shares of common stock were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name.    If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting proxy (which includes presence virtually at the Annual Meeting) or vote by proxy. Whether or not you plan to attend the Annual Meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank.    If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q: Does the board recommend voting for the approval of the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Election Proposal and the Adjournment Proposal?

A:     Yes. After careful consideration of the terms and conditions of these proposals, our board has determined that the Extension Amendment, the Trust Amendment, the Director Election Proposal and, if presented, the Adjournment Proposal are in the best interests of the Company and its stockholders. The board recommends that our stockholders vote “FOR” the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Election Proposal and the Adjournment Proposal.

Q: What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?

A:     Our Sponsor, directors and officers will benefit from the proposals and the consummation of an initial business combination, including the Potential Business Combination, and may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to stockholders rather than liquidate. Additionally, our Sponsor, directors and officers may have interests in the proposals that may be different from, or in addition to, or which may conflict with your interests as a stockholder. These interests include, among other things:

•   the fact that our Sponsor has waived its right to redeem any of the shares of common stock owned by it in connection with a stockholder vote to approve a proposed initial business combination, including the Potential Business Combination;

•   the fact that our Sponsor owns an aggregate of 10,000 shares of Class B common stock and 2,865,000 shares of Class A common stock, acquired at an average purchase price of $0.0001 per share, representing approximately 73.7% of the total number of shares of common stock outstanding, and such securities will have a significantly higher value at the time of an initial business combination, including the Potential Business Combination, estimated at approximately $            based on the closing price of $            per share of Class A common stock on the Nasdaq on       , 2025;

•   the fact that our Sponsor paid $7,470,000 for an aggregate of 7,470,000 Private Placement Warrants (the “Private Placement Warrants”) at a price of $1.00 per warrant in a private placement simultaneously with the completion of the IPO, with each Private Placement Warrant being exercisable commencing 30 days following the consummation of an initial business combination, including the Potential Business Combination, subject to certain lock-up restrictions, for one share of the combined company’s Class A common stock at $11.50 per share;

•   the fact that our Sponsor has to waive its rights to liquidating distributions from the Trust Account with respect to any Founder Shares held by it if we fail to complete an initial business combination, including the Potential Business Combination, by December 16, 2025 (unless such date is extended pursuant to the Extension Amendment Proposal and the Trust Amendment Proposal);

•   the fact that our Sponsor, directors and officers will lose their entire investment in the Company and will not be reimbursed for any out-of-pocket expenses if an initial business combination, including the Potential Business Combination, is not consummated by December 16, 2025 (unless such date is extended pursuant to the Extension Amendment Proposal and the Trust Amendment Proposal).

•   the fact that each our current directors are up for election.

See the section entitled “The Annual Meeting — Interests of our Sponsor, Directors and Officers.”

Q: Who is the Company’s Sponsor?

A:     Our Sponsor is ESH Sponsor LLC, a Delaware limited liability company, which currently owns an aggregate of 10,000 shares of Class B common stock and 2,865,000 shares of Class A common stock. Our Sponsor is a U.S. entity, and the managing member of our Sponsor is a U.S. person. Our Sponsor is not controlled by and does not have substantial ties with a non-U.S. person.

If an initial business combination, including the Potential Business Combination, were to become subject to CFIUS review, CFIUS could decide to block or delay such initial business combination, impose conditions with respect to such initial business combination or request the President of the United States to order us to divest all or a portion of the U.S. target business of such initial business combination that we acquired without first obtaining CFIUS approval. The time required for CFIUS to conduct its review and any remedy imposed by CFIUS could prevent the Company from completing an initial business combination, including the Potential Business Combination, and require the Company to liquidate. In that case, investors would be entitled to redeem the Class A common stock, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our franchise and income taxes, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law. Moreover, investors would lose the investment opportunity in a target company, any price appreciation in the combined companies, and the rights would expire worthless.

Q: Do I have dissenters’ rights if I object to the Extension Amendment Proposal and the Trust Amendment Proposal?	A: Our stockholders do not have dissenters’ rights in connection with the Extension Amendment Proposal or the Trust Amendment Proposal under DGCL.
Q: What do I need to do now?

A:     We urge you to read carefully and consider the information contained in this Proxy Statement, including the annexes, and to consider how the proposals will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

Q: How do I vote?

A:     If you are a holder of record of our common stock, you may vote in person (including by virtual means as provided herein) at the Annual Meeting or by submitting a proxy for the Annual Meeting.

Whether or not you plan to attend the Annual Meeting in person (including by virtual means), we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Annual Meeting and vote in person if you have already voted by proxy.

If your shares of common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q: How do I redeem my common stock?

A:     Each of our public stockholders may submit an election that, if the Extension is implemented, such public stockholder elects to redeem all or a portion of its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay franchise and income taxes, if any, divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with an initial business combination, including the Potential Business Combination, or if we have not consummated an initial business combination by the Extended Date.

In order to tender your common stock for redemption, you must (i)(a) hold shares of Class A common stock, or (b) hold units and you elect to separate your units into the underlying shares of Class A common stock and rights prior to exercising your redemption rights with respect to the shares of Class A common stock; and (ii) prior to            Eastern Time, on            , 2025 (two business days prior to the vote at the Annual Meeting), (a) submit a written request to our transfer agent, that we redeem your shares of Class A common stock for cash, and (b) deliver your shares of Class A common stock, physically or electronically through DTC.

Q: How do I withdraw my election to redeem my common stock?

A:     If you tendered your common stock for redemption to our transfer agent and decide prior to the vote at the Annual Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. Any request for redemption, once made by a holder of public common stock, may not be withdrawn once submitted to us unless our board determines (in its sole discretion) to permit the withdrawal of such redemption request (which they may do in whole or in part).

Q: What should I do if I receive more than one set of voting materials?

A:     You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Q: Who is paying for this proxy solicitation?

A:     We will pay for the entire cost of soliciting proxies. We have engaged Morrow Sodali LLC (“Morrow Sodali”) to assist in the solicitation of proxies for the Annual Meeting. We have agreed to pay a Morrow Sodali fee of $15,000.00, plus associated disbursements. We will also reimburse for reasonable out-of-pocket expenses and will indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q: Who can help answer my questions?

A:     If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor:

Sodali & Co.
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Individuals call toll-free (800) 662-5200
Banks and brokers call (203) 658-9400
Email: ESHA.info@investor.sodali.com

If you have questions regarding the certification of your position or delivery of your common stock, please contact:

Continental Stock Transfer & Trust Company
One State Street Plaza, 30th Floor
New York, New York 10004
Attention: SPAC Redemption Team
E-mail: spacredemptions@continentalstock.com

You may also obtain additional information about us from documents we file with the Securities and Exchange Commission (the “SEC”) by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

This Proxy Statement contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the Company’s financial position, business strategy and the plans and objectives of management for future operations, including as they relate to an initial business combination, including the Potential Business Combination. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. They involve known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these statements. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this Proxy Statement, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When the Company discusses its strategies or plans, including as they relate to an initial business combination, including the Potential Business Combination, it is making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, the Company’s management. Actual results and stockholders’ value will be affected by a variety of risks and factors, including, without limitation, international, national and local economic conditions, merger, acquisition and initial business combination risks, financing risks, geo-political risks, acts of terror or war, and those risk factors described under the section entitled “Risk Factors” and “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K filed with the SEC on April 4, 2025 and in other reports the Company files with the SEC. Many of the risks and factors that will determine these results and stockholders’ value are beyond the Company’s ability to control or predict.

All such forward-looking statements speak only as of the date of this Proxy Statement. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this “Forward-Looking Statements” section.

BACKGROUND

We are a blank check company that was incorporated as a Delaware corporation on November 17, 2021. The Company was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar initial business combination with one or more businesses or entities. On September 15, 2025, we entered into a Business Combination Agreement (the “BCA”) with The Original Fit Factory, Ltd., a company registered in Scotland with registration number SC541304 (“TOFF”), The Original Fit Factory Holdings Inc., a Delaware corporation (“PubCo”), and The Original Fit Factory Acquisition Inc., a Delaware corporation and a wholly-owned subsidiary of PubCo (“Merger Sub”). Pursuant to the BCA and subject to the terms and conditions set forth therein, (i) (A) PubCo will issue and deliver to each shareholder of TOFF (a “Seller”) one share of common stock of PubCo, par value $0.00001 per share (“PubCo Common Stock”), for each Class A ordinary share and each ordinary share of TOFF owned by such TOFF shareholder (the “Share Exchange”) and (B) following the Share Exchange and prior to the closing of the transactions contemplated by the BCA (the “Closing”), TOFF shall effect a reverse share split with respect to the issued and outstanding equity securities of PubCo (including the shares of PubCo Common Stock owned by the Sellers) and unissued equity securities of PubCo (the “Reorganization”), resulting in the aggregate number of shares of PubCo Common Stock owned by the Sellers, on a fully-diluted, as-converted and as-exercised basis, being equal to 50,000,000 shares of PubCo Common Stock; (ii) Merger Sub will merge with and into the Company, with the Company continuing as the surviving entity and as a wholly-owned subsidiary of PubCo (the “Merger” and, together with the Share Exchange, the Reorganization and the other transactions contemplated by the BCA, the “Transactions”), as a result of which Merger each share of Class A common stock of the Company, par value $0.0001 per share, issued and outstanding immediately prior to the Closing shall no longer be outstanding and shall automatically be cancelled and shall cease to exist, in exchange for the right of the holder thereof to receive one share of PubCo Common Stock; and (iii) as a result of such Transactions, each of the Company and TOFF will become a wholly-owned subsidiary of PubCo and PubCo will become a publicly traded company. The Transactions contemplated by the BCA are referred to herein as the “Potential Business Combination.” Under the BCA, the obligations of the parties to consummate the Potential Business Combination are subject to satisfaction or waiver of certain customary closing conditions of the respective parties.

We intend to effectuate the Potential Business Combination or another such initial business combination using cash from the proceeds of the IPO and the private placement of the private placement warrants, the proceeds of the sale of our shares in connection with the initial business combination (which may include sales pursuant to a forward purchase agreement), shares issued to the owners of the target, debt issued to bank or other lenders or the owners of the target, or a combination of the foregoing.

Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things, direct or indirect ownership of Founder Shares and warrants that may become exercisable in the future and advances that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. In addition, because our directors are nominees for election, they have an interest in the approval of the Director Election Proposal, including the continuation of their service as directors and any rights to indemnification, advancement of expenses and continued coverage under our directors’ and officers’ liability insurance policies. See the section of our most recently filed 10-K entitled “Risk Factors — Risk Relating to our Management and Directors.”

As of the date of this proxy statement, our Sponsor currently holds 73.7% of the issued and outstanding shares of common stock and 100% of the shares of Class B common stock of the Company and, accordingly, the Sponsor will have the ability, voting on its own, to approve the Extension Amendment Proposal, the Trust Amendment Proposal and the Director Election Proposal.

Our principal executive offices are located at 228 Park Ave S, Suite 89898 New York, NY 10003 and our telephone number is (212) 888-1040.

THE EXTENSION AMENDMENT AND THE TRUST AMENDMENT PROPOSALS

The Extension Amendment Proposal

We are proposing to amend our A&R Charter to extend the date by which we have to consummate an initial business combination, including the Potential Business Combination, for up to 6 additional one-month periods after December 16, 2025 (and ultimately no later than June 13, 2026).

The approval of both the Extension Amendment Proposal and the Trust Amendment Proposal are essential to the implementation of our board’s plan to (1) extend the date by which we must consummate an initial business combination and (2) consummate the Potential Business Combination (or another initial business combination). Approval of the Extension Amendment Proposal and the Trust Amendment Proposal are both a condition to the implementation of the Extension.

Additionally, if the Extension is approved and implemented, we have agreed to contribute to the Trust Account the lesser of (x) $30,000 or (y) $0.05 per month for each Class A common stock that remains outstanding and is not held by our Sponsor or redeemed in connection with the Extension for each calendar month (commencing on December 16, 2025 and on the 16th day of each subsequent month) until the Extended Date (the “Contribution”). Accordingly, the amount deposited per share will depend on the number of Class A common stock that remain outstanding and are not held by our Sponsor after redemptions in connection with the Extension.

Assuming the Extension is approved, each monthly Contribution will be deposited into the Trust Account within seven calendar days from the 16th day of such calendar month. Our board will have the sole discretion whether to extend for additional calendar months following December 16, 2025 until no later than June 13, 2026 and if our board determines not to continue extending for additional calendar months, we or our designees will not make any additional Contributions following such determination. The Contributions will not be made if the Extension is not approved or the Extension is not completed.

If the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and we have not consummated the Potential Business Combination or another initial business combination by December 16, 2025, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes, if any, divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board, liquidate and dissolve, subject in each case to our obligations under DGCL to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our rights, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor and the Representatives will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares and Representative Shares, respectively.

The purpose of the Extension Amendment Proposal and the Trust Amendment Proposal is to provide the Company with sufficient time to complete an initial business combination. As described under “Background,” on September 15, 2025, we entered into the BCA with TOFF, PubCo and Merger Sub, pursuant to which the parties agreed to the Transactions, collectively referred to herein as the Potential Business Combination, subject to customary closing conditions. Our board believes that there will not be sufficient time before December 16, 2025 to complete an initial business combination, including the Potential Business Combination. Accordingly, our board believes that in order for our stockholders to evaluate initial business combinations and for us to be able to consummate an initial business combination, including the Potential Business Combination, we will need to obtain the Extension.

A copy of the proposed amendments to the A&R Charter is attached to this Proxy Statement in Annex A.

Trust Amendment Proposal

The purpose of the Trust Amendment is to amend the Trust Agreement to give the Company the right to extend the date on which Continental must liquidate the Trust Account if we have not completed an initial business combination, including the Potential Business Combination, for up to 6 additional one-month periods after December 16, 2025 (and ultimately no later than June 13, 2026).

A copy of the proposed amendments to the Trust Agreement is attached to this Proxy Statement in Annex B.

Reasons for the Extension Amendment Proposal and the Trust Amendment Proposal

Our A&R Charter provides that if our stockholders approve an amendment to our A&R Charter that would affect the substance or timing of our obligation to redeem all of our public shares if we do not complete an initial business combination, including the Potential Business Combination, before December 16, 2025, we will provide our public stockholders with the opportunity to redeem all or a portion of their common stock upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay franchise and income taxes, if any, divided by the number of then outstanding public shares. We believe that this provision of the A&R Charter was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to consummate a suitable initial business combination, including the Potential Business Combination, in the timeframe contemplated by the A&R Charter. In addition, approval of the Trust Amendment Proposal is a condition to the implementation of the Extension Amendment Proposal.

Our board believes, however, that stockholders should have an opportunity to evaluate initial business combinations that may be put forth, including the Potential Business Combination. Accordingly, our board is proposing the Extension Amendment to extend the date by which we have to complete our initial business combination until the Extended Date and to allow for the Election. The Extension would give us the opportunity to evaluate initial business combinations, including the Potential Business Combination, put forward such initial business combination for stockholder approval, and to complete such initial business combination. In addition, approval of the Extension Amendment Proposal is a condition to the implementation of the Trust Amendment Proposal. If you do not elect to redeem your public shares, you will retain the right to vote on any proposed initial business combination in the future, and the right to redeem your public shares in connection with such initial business combination.

If Either the Extension Amendment Proposal or the Trust Amendment Proposal Is Not Approved

The approval of both the Extension Amendment Proposal and the Trust Amendment Proposal are essential to the implementation of our board’s plan to (1) extend the date by which we must consummate an initial business combination and (2) consummate the Potential Business Combination (or another initial business combination). Therefore, our board will abandon and not implement either amendment unless our stockholders approve both the Extension Amendment Proposal and the Trust Amendment Proposal. In addition, notwithstanding stockholder approval of the Extension Amendment Proposal and the Trust Amendment Proposal, our board will retain the right to abandon and not implement the Extension without any further action by our stockholders.

If the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and we do not consummate our initial business combination by December 16, 2025 in accordance with the A&R Charter, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes, by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our rights, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor and the Representatives will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares and Representative Shares, respectively.

If the Extension Amendment Proposal and the Trust Amendment Proposal Are Approved

Upon approval of the Extension Amendment Proposal and the Trust Amendment Proposal by the requisite number of votes and the decision by our board to implement the Extension, the amendment to our A&R Charter that is set forth in Annex A hereto will become effective. We will remain a reporting company under the Exchange Act, and our units, public shares and rights will remain publicly traded.

Additionally, if the Extension is approved and implemented, we have agreed to contribute to the Trust Account the lesser of (x) $30,000 or (y) $0.05 per month for each Class A common stock that remains outstanding and is not held by our Sponsor or redeemed in connection with the Extension for each calendar month (commencing on December 16, 2025 and on the 16th day of each subsequent month) until the Extended Date (the “Contribution”). Accordingly, the amount deposited per share will depend on the number of Class A common stock that remain outstanding and are not held by our Sponsor after redemptions in connection with the Extension.

Assuming the Extension is approved, each monthly Contribution will be deposited into the Trust Account within seven calendar days from the 16th day of such calendar month. Our board will have the sole discretion whether to extend for additional calendar months following December 16, 2025 until no later than June 13, 2026 and if our board determines not to continue extending for additional calendar months, we or our designees will not make any additional Contributions following such determination. The Contributions will not be made if the Extension is not approved or the Extension is not completed.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $            that was in the Trust Account as of the Record Date. In such event, we may need to obtain additional funds to complete an initial business combination, including the Potential Business Combination, and there can be no assurance that such funds will be available on terms acceptable or at all.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented but we do not complete our initial business combination by the Extended Date, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes, by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. We cannot assure you that the per share distribution from the Trust Account, if we liquidate, will not be less than $10.00 due to unforeseen claims of creditors. There will be no redemption rights or liquidating distributions with respect to our rights, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor and the Representatives will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares and Representative Shares, respectively.

Redemption Rights

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, each of our public stockholders may submit an election that, if the Extension is implemented, such public stockholder elects to redeem all or a portion of its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust

Account and not previously released to the Company to pay franchise and income taxes, if any, divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any proposed initial business combination, including the Potential Business Combination, or if we have not consummated such initial business combination by the Extended Date.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (i) IF YOU HOLD SHARES OF CLASS A COMMON STOCK THROUGH THE UNITS CONSISTING OF ONE SHARE OF CLASS A COMMON STOCK AND ONE-TENTH OF ONE RIGHT TO PURCHASE ONE WHOLE SHARE OF CLASS A COMMON STOCK (EACH A “RIGHT”), ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING SHARES OF CLASS A COMMON STOCK AND RIGHTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE SHARES OF CLASS A COMMON STOCK, (ii) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT BY            EASTERN TIME ON            , 2025 (TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE ANNUAL MEETING), THAT YOUR SHARES OF CLASS A COMMON STOCK BE REDEEMED FOR CASH, AND (iii) DELIVER YOUR SHARES OF CLASS A COMMON STOCK TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT.

In order to tender your common stock for redemption, you must elect either to tender your shares (and/or deliver your share certificate(s) (if any) and other redemption forms) to Continental, our transfer agent, at Continental Stock Transfer & Trust Company, One State Street Plaza, 30th Floor, New York, New York 10004, Attn: SPAC Redemption Team, spacredemptions@continentalstock.com, or to tender your shares (and/or deliver your share certificate(s) (if any) and other redemption forms) to the transfer agent electronically using DTC’s DWAC (Deposit/Withdrawal At Custodian) system, which election would likely be determined based on the manner in which you hold your shares. You must identify yourself in writing as a beneficial holder of your common stock and provide your legal name, phone number and address. You should tender your common stock in the manner described above prior to            Eastern Time on            , 2025 (two business days before the Annual Meeting).

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a stockholder’s broker and/or clearing broker, DTC, and our transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. We do not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such stockholders will have less time to make their investment decision than those stockholders that tender their shares through the DWAC system. Stockholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment Proposal at the Annual Meeting will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public stockholder tenders its shares and decides prior to the vote at the Annual Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you tendered your common stock for redemption to our transfer agent and decide prior to the vote at the Annual Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. Any request for redemption, once made by a holder of public common stock, may not be withdrawn once submitted to us unless our board determines (in its sole discretion) to permit the withdrawal of such redemption request (which they may do in whole or in part). In the event that a public stockholder tenders shares and the Extension Amendment Proposal and the Trust Amendment Proposal are not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment Proposal and the Trust Amendment Proposal will not be approved. The transfer agent will hold the certificates of public stockholders that make the Election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, we will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay income taxes, if any, divided by the number of then outstanding public shares. Based upon the amount in the Trust Account as of the Record Date, which was approximately $            , we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $            at the time of the Annual Meeting. The closing price of the public shares on the Nasdaq on            , 2025, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $            . We cannot assure stockholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such stockholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your shares (and/or deliver your share certificate(s) (if any) and other redemption forms) to our transfer agent prior to the vote on the Extension Amendment Proposal at the Annual Meeting. We anticipate that a public stockholder who tenders common stock for redemption in connection with the vote to approve the Extension Amendment Proposal and the Trust Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS FOR
STOCKHOLDERS EXERCISING REDEMPTION RIGHTS

The following is a discussion of U.S. federal income tax considerations generally applicable to U.S. Holders (as defined below) that make an Election if the Extension is completed. This discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the U.S. Internal Revenue Service (the “IRS”) and judicial decisions, all as currently in effect as of the date hereof and all of which are subject to differing interpretations or change, possibly with retroactive effect. No assurance can be given that the IRS will not assert, or that a court will not sustain a position contrary to any of the tax considerations described below. This summary does not discuss all aspects of U.S. federal income taxation that may be relevant to particular holders in light of their particular circumstances, and does not address the U.S. federal income tax consequences to holders that are subject to special tax rules, including, without limitation: financial institutions, insurance companies, mutual funds, pension plans, S corporations, controlled foreign corporations, broker-dealers, traders in securities that elect mark-to-market treatment, regulated investment companies, real estate investment trusts, partnerships and their partners, tax-exempt organizations (including private foundations), investors that hold Class A common stock as part of a “straddle,” “hedge,” “conversion,” “synthetic security,” “constructive ownership transaction,” “constructive sale” or other integrated transaction for U.S. federal income tax purposes, holders subject to the alternative minimum tax provisions of the Code, holders who acquired Class A common stock directly or indirectly in connection with performance of services, pursuant to an exercise of employee options, in connection with employee incentive plans or otherwise as compensation, our Sponsor and its affiliates, persons who actually or constructively own 5% or more (by vote or value) of the Class A common stock, persons required to accelerate the recognition of any item of gross income with respect to Class A common stock as a result of such income being recognized on an applicable financial statement, U.S. Holders (as defined below) that have a functional currency other than the United States dollar, and U.S. expatriates, all of whom may be subject to tax rules that differ materially from those summarized below. In addition, this summary does not discuss any state, local, or non-U.S. tax considerations, any non-income tax (such as gift or estate tax) considerations, the alternative minimum tax, the Medicare tax on certain net investment income, or any tax reporting obligations in respect of the ownership of Class A common stock. In addition, this summary is limited to holders that hold Class A common stock as “capital assets” (generally, property held for investment) under the Code.

If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds Class A common stock, the tax treatment of a partner in such partnership will generally depend upon the status of the partner, the activities of the partnership and the partner and certain determinations made at the partner level. If you are a partner of a partnership holding Class A common stock, you are urged to consult your tax advisor.

For purposes of this discussion, a “U.S. Holder” is a beneficial owner for U.S. federal income tax purposes of Class A common stock that is:

•        an individual who is a United States citizen or resident of the United States;

•        a corporation (including an entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•        an estate, the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source; or

•        a trust (i) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (ii) that has in effect a valid election under applicable Treasury regulations to be treated as a United States person.

For purposes of this discussion, a “Non-U.S. Holder” is a beneficial owner for U.S. federal income tax purposes of Class A common stock that is not a U.S. Holder or a partnership.

Tax Consequences to U.S. Holders Exercising Redemption Rights

This section is addressed to U.S. Holders of the Company’s Class A common stock that elect to have their Class A common stock redeemed for cash as described in the section entitled “The Extension Amendment and the Trust Amendment Proposals — Redemption Rights.”

Redemption of Class A Common Stock

In the event that a U.S. Holder’s Class A common stock is redeemed pursuant to the redemption provisions described in the section entitled “The Extension Amendment and the Trust Amendment Proposals — Redemption Rights,” the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the Class A common stock under Section 302 of the Code. Generally, whether the redemption qualifies for exchange treatment will depend largely on the total number of shares of our stock treated as held by the U.S. Holder relative to all of our shares treated as held by the U.S. Holder both before and after the redemption. The redemption of Class A common stock generally will be treated as an exchange of the Class A common stock (rather than as a distribution) if the redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder.

In determining whether any of the foregoing tests are satisfied, a U.S. Holder generally takes into account not only stock actually owned by the U.S. Holder, but also stock that is constructively owned by it. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock the U.S. Holder has a right to acquire by exercise of an option, which would generally include stock which could be acquired pursuant to the exercise of the rights. Among other requirements that must be met, in order to meet the substantially disproportionate test, the percentage of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of Class A common stock must be less than 80% of the percentage of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption. Because holders of Class A common stock are not entitled to elect directors until after the completion of an initial business combination, the Class A common stock may not be treated as voting stock for this purpose and, consequently, the substantially disproportionate test may not be applicable. There will be a complete termination of a U.S. Holder’s interest if either (i) all of the shares of our stock actually and constructively owned by the U.S. Holder are redeemed or (ii) all of the shares of our stock actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other stock and certain other requirements are met. The redemption of the Class A common stock will not be essentially equivalent to a dividend if a U.S. Holder’s redemption results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests are satisfied, then the redemption will be treated as a distribution and the tax effects will be as described below under “— Taxation of Distributions.”

U.S. Holders of our Class A common stock considering exercising their redemption rights are urged to consult their tax advisors to determine whether the redemption of their Class A common stock would be treated as an exchange or as a distribution under the Code in light of their particular circumstances.

Gain or Loss on Exchange of Class A Common Stock

If the redemption qualifies as an exchange of Class A common stock with respect to a U.S. Holder, such U.S. Holder generally will recognize gain or loss in an amount equal to the difference between (i) the sum of cash and the fair market value of any property received by the U.S. Holder on such disposition and (ii) the U.S. Holder’s adjusted tax basis in its Class A common stock so disposed of. A U.S. Holder’s adjusted tax basis in its Class A common stock generally will equal the U.S. Holder’s acquisition cost of the Class A common stock, less any prior distributions on the Class A common stock treated as a return of capital. Any such gain or loss recognized will generally be capital gain or loss and generally will be long-term capital gain or loss if the U.S. Holder’s holding period for the Class A common stock so disposed of exceeds one year. It is unclear, however, whether the redemption rights with respect to the Class A common stock may suspend the running of the applicable holding period for this purpose. Long-term capital gain realized by a non-corporate U.S. Holder is currently taxed at a reduced rate. The deduction of capital losses is subject to limitations.

Taxation of Distributions

If the redemption does not qualify as an exchange of Class A common stock with respect to a U.S. Holder, such U.S. Holder will be treated as receiving a distribution. Any distributions to U.S. Holders generally will constitute dividends for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in the Class A common stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the Class A common stock and will be treated as described above under “— Gain or Loss on Exchange of Class A Common Stock.” Dividends we pay to a U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions, and provided certain holding period requirements are met, dividends we pay to a non-corporate U.S. Holder generally will constitute “qualified dividends” that will be taxable at a reduced rate.

Tax Consequences to Non-U.S. Holders Exercising Redemption Rights

This section is addressed to Non-U.S. Holders of the Company’s Class A common stock that elect to have their Class A common stock redeemed for cash as described in the section entitled “The Extension Amendment and the Trust Amendment Proposals — Redemption Rights.”

Redemption of Class A Common Stock

The characterization for U.S. federal income tax purposes of the redemption of a Non-U.S. Holder’s Class A common stock pursuant to the redemption provisions described in the sections entitled “The Extension Amendment and the Trust Amendment Proposals — Redemption Rights” generally will correspond to the U.S. federal income tax characterization of such a redemption of a U.S. Holder’s Class A common stock, as described above under “Tax Consequences to U.S. Holders Exercising Redemption Rights — Redemption of Class A Common Stock.”

Non-U.S. Holders of Class A common stock considering exercising their redemption rights should consult their tax advisors as to whether the redemption of their Class A common stock will be treated as a sale or as a distribution under the Code in light of their particular circumstances.

Gain on Sale, Taxable Exchange, or Other Taxable Disposition of the Company’s Class A Common Stock

Subject to the discussions below under “— Information Reporting and Backup Withholding” and “— FATCA,” if the redemption qualifies as an exchange of Class A common stock to a Non-U.S. Holder, such Non-U.S. Holder generally will not be subject to U.S. federal income or withholding tax in respect of gain recognized on a sale of its Class A common stock, unless:

•        the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder), in which case, unless an applicable income tax treaty provides otherwise, the Non-U.S. Holder will generally be subject to the same treatment as a U.S. Holder with respect to the redemption, and a corporate Non-U.S. Holder may be subject to the branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty);

•        the Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year in which the redemption takes place and certain other conditions are met, in which case the Non-U.S. Holder will generally be subject to a 30% tax on the individual’s net capital gain for the year; or

•        we are or have been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held the Class A common stock, and, in the case where shares of Class A common stock are regularly traded on an established securities market, the Non-U.S. Holder has owned, directly or constructively, more than 5% of Class A common stock at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. Holder’s holding period for the shares of Class A common stock.

With respect to the third bullet point above (if applicable to a particular Non-U.S. Holder), gain recognized by such Non-U.S. Holder on the sale, exchange or other disposition of the Class A common stock will be subject to tax at generally applicable U.S. federal income tax rates. There can be no assurance that Class A common stock will be treated as regularly traded on an established securities market for this purpose. The Company does not believe that it is or has been a United States real property holding corporation for U.S. federal income tax purposes but there can no assurance in this regard. The Company would be classified as a United States real property holding corporation if the fair market value of its “United States real property interests” equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests plus its other assets used or held for use in a trade or business, as determined for U.S. federal income tax purposes.

Taxation of Distributions

If the redemption does not qualify as an exchange of Class A common stock with respect to a Non-U.S. Holder, the Non-U.S. Holder will be treated as receiving a distribution. Subject to the discussions below under “— Information Reporting and Backup Withholding” and “— FATCA,” in general, any distributions we make to a Non-U.S. Holder on shares of Class A common stock, to the extent paid out of our current or accumulated earnings and profits (as determined under U.S. federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States (and, under certain income tax treaties, attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder), the applicable withholding agent will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate. Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its shares of Class A common stock (and, subject to the discussion below under “— Information Reporting and Backup Withholding” and “— FATCA,” and the third bullet point above under “— Tax Consequences for Non-U.S. Holders Exercising Redemption Rights — Gain on Exchange of Class A Common Stock,” to the extent such distribution does not exceed the adjusted tax basis such amount will generally not be subject to withholding) and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of Class A common stock, which will be treated as described above under “— Tax Consequences to Non-U.S. Holders Exercising Redemption Rights — Gain on Exchange of Class A Common Stock.” In addition, if we determine that we are classified as a United States real property holding corporation, we will withhold 15% of any distribution that exceeds our current and accumulated earnings and profits.

Dividends we pay to a Non-U.S. Holder that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States (and, under certain income tax treaties, attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder), generally will not be subject to U.S. federal withholding tax, provided such Non-U.S. Holder complies with certain certification and disclosure requirements. Instead, such dividends generally will be subject to U.S. federal income tax, net of certain deductions, at the same graduated individual or corporate rates applicable to U.S. Holders (subject to an exemption or reduction in such tax as may be provided by an applicable income tax treaty). If the Non-U.S. Holder is a corporation, dividends that are effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).

Information Reporting and Backup Withholding

Generally, information reporting requirements may apply to payments resulting from the redemption of Class A common stock. U.S. Holders generally may have to provide their taxpayer identification number and comply with comply certification requirements (usually on an IRS Form W-9) to avoid backup withholding. A Non-U.S. Holder may have to comply with certification procedures to establish that it is not a United States person in order to avoid information reporting and backup withholding requirements. The certification procedures required to claim a reduced rate of withholding under an applicable income tax treaty generally will satisfy a Non-U.S. Holder’s certification requirements necessary to avoid backup withholding as well. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will generally be allowed as a refund or a credit against a U.S. Holder’s or Non-U.S. Holder’s U.S. federal income tax liability provided the required information is timely furnished to the IRS. Holders should consult their tax advisors regarding the application of information reporting and backup withholding to them.

FATCA

Provisions commonly referred to as “FATCA” impose withholding of thirty percent (30%) on payments of dividends including amounts treated as dividends received pursuant to a redemption on Class A common stock. On December 13, 2018, the IRS released proposed Treasury regulations that, if finalized in their proposed form, would eliminate the obligation to withhold on gross proceeds from a disposition of any stock, debt instrument, or other property that can produce U.S.-source dividends or interest. Although these proposed Treasury regulations are not final, taxpayers generally may rely on them until final Treasury regulations are issued. In general, no such withholding will be required with respect to a U.S. Holder or an individual Non-U.S. Holder that timely provides the certifications required on a valid IRS Form W-9 or W-8, respectively. Holders potentially subject to withholding include “foreign financial institutions” (which is broadly defined for this purpose and in general includes investment vehicles) and certain other non-U.S. entities unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied, or an exemption applies (typically certified as to by the delivery of a properly completed IRS Form W-8BEN-E). Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. Holders should consult their tax advisors regarding the effects of FATCA on a redemption of Class A common stock.

WE URGE HOLDERS OF CLASS A COMMON STOCK CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR TAX ADVISORS CONCERNING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

THE ANNUAL MEETING

Date, Time and Place.    The Annual Meeting of our stockholders will be held at            Eastern Time on            , 2025, as a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. You may attend the Annual Meeting online, vote, view the list of stockholders entitled to vote at the Annual Meeting and submit your questions during the Annual Meeting by visiting            or vote by phone by calling            . This Proxy Statement is first being mailed to stockholders of the Company on or about            , 2025. The sole purpose of the Annual Meeting is to consider and vote upon the following proposals.

Voting Power; Record Date.    You will be entitled to vote or direct votes to be cast at the Annual Meeting, if you owned the common stock at the close of business on the Record Date. You will have one vote per proposal for each share of common stock you owned at that time. The Company rights do not carry voting rights.

Votes Required.    The approval of the Extension Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the issued and outstanding shares of Class A common stock and Class B common stock, voting as a single class. The approval of the Trust Amendment Proposal requires the affirmative vote of the holders of a majority in voting power of the outstanding shares of common stock present in person or by proxy at the Annual Meeting (which includes presence virtually at the Annual Meeting) and entitled to vote thereon, a quorum being present. The approval of the Director Election Proposal requires the affirmative vote of the holders of a plurality in voting power of the outstanding shares of Class B common stock present in person or by proxy at the Annual Meeting (which includes presence virtually at the Annual Meeting) and entitled to vote thereon. The approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority in voting power of the outstanding shares of common stock present in person or by proxy at the Annual Meeting (which includes presence virtually at the Annual Meeting) and entitled to vote thereon. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Annual Meeting. Because all of the proposals to be voted on at the special meeting are expected to be treated as “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so we do not expect there to be any broker non-votes at the Annual Meeting.

On the Record Date, there were            shares outstanding, of which            were public shares, 2,875,000 were Founder Shares and 287,500 were Representative Shares. The Founder Shares and Representative Shares carry voting rights in connection with the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Election Proposal and the Adjournment Proposal, and we have been informed by our Sponsor, which holds an aggregate of 10,000 shares of Class B common stock and 2,865,000 shares of Class A common stock, and the Representatives, which hold all 287,500 Representative Shares, that they intend to vote in favor of the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Election Proposal and the Adjournment Proposal. Our Sponsor will have the ability, voting on its own, to approve the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Election Proposal and the Adjournment Proposal.

If you do not want the Extension Amendment Proposal to be approved, you must abstain, not vote, or vote “AGAINST” the proposals. If you do not want the Trust Amendment Proposal to be approved, you must abstain, not vote, or vote “AGAINST” the proposals. If the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid pro rata to the redeeming holders. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Extension Amendment Proposal or the Trust Amendment Proposal.

Broker non-votes, abstentions or the failure to vote on the proposals will have the same effect as votes “AGAINST” the Extension Amendment Proposal, Trust Amendment Proposal, and Adjournment Proposal.

Proxies; Board Solicitation; Proxy Solicitor.    Your proxy is being solicited on behalf of our board on the proposals to approve the Extension Amendment Proposal and the Trust Amendment Proposal being presented to stockholders at the Annual Meeting. We have engaged Morrow Sodali to assist in the solicitation of proxies for the Annual Meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person, by telephone or other means of communication. If you grant a proxy, you may still revoke your proxy and vote your shares in person (including by virtual means as provided herein) at the Annual Meeting. You may contact Morrow Sodali at:

Sodali & Co.
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Individuals call toll-free (800) 662-5200
Banks and brokers call (203) 658-9400
Email: ESHA.info@investor.sodali.com

Required Vote

The approval of the Extension Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the issued and outstanding shares of Class A common stock and Class B common stock, voting as a single class. The approval of the Trust Amendment Proposal requires the affirmative vote of the holders of a majority in voting power of the outstanding shares of common stock present in person or by proxy at the Annual Meeting (which includes presence virtually at the Annual Meeting) and entitled to vote thereon, a quorum being present. The approval of the Director Election Proposal requires the affirmative vote of the holders of a plurality in voting power of the outstanding shares of Class B common stock present in person or by proxy at the Annual Meeting (which includes presence virtually at the Annual Meeting) and entitled to vote thereon. The approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority in voting power of the outstanding shares of common stock present in person or by proxy at the Annual Meeting (which includes presence virtually at the Annual Meeting) and entitled to vote thereon. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Annual Meeting. Because all of the proposals to be voted on at the Annual Meeting are expected to be treated as “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so we do not expect there to be any broker non-votes at the Annual Meeting.

If the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and we do not consummate our initial business combination by December 16, 2025 in accordance with the A&R Charter, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes, by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our rights, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor and the Representatives will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares and Representative Shares, respectively.

The approval of both the Extension Amendment Proposal and the Trust Amendment Proposal are essential to the implementation of our board’s plan to (1) extend the date by which we must consummate an initial business combination and (2) consummate the Potential Business Combination (or another initial business combination). Therefore, our board will abandon and not implement either amendment unless our stockholders approve both the Extension Amendment Proposal and the Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. In addition, notwithstanding stockholder approval of the Extension Amendment Proposal and the Trust Amendment Proposal, our board will retain the right to abandon and not implement the Extension without any further action by our stockholders.

Interests of our Sponsor, Directors and Officers

When you consider the recommendation of our board, you should keep in mind that our Sponsor, directors and officers will benefit from the proposals and the consummation of an initial business combination, including the Potential Business Combination, and may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to stockholders rather than liquidate. Additionally, our Sponsor, directors and officers may have interests in the proposals that may be different from, or in addition to, or which may conflict with your interests as a stockholder. These interests include, among other things:

•        The fact that if we do not consummate our initial business combination transaction by December 16, 2025, or by the Extended Date if the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, we would: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes, if any, divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board, liquidate and dissolve, subject in each case to our obligations under DGCL to provide for claims of creditors and the requirements of other applicable law. In such event, the Founder Shares, which are owned by our Sponsor, would be worthless because following the redemption of the public shares, we would likely have few, if any, net assets and because the holder of our Founder Shares has agreed to waive their rights to liquidating distributions from the Trust Account with respect to the Founder Shares if we fail to complete our initial business combination within the required period;

•        the continued indemnification of our existing directors and officers and the continuation of our directors’ and officers’ liability insurance after an initial business combination, including the Potential Business Combination;

•        the fact that our Sponsor has waived its right to redeem any of the shares of common stock owned by it in connection with a stockholder vote to approve a proposed initial business combination, including the Potential Business Combination;

•        the fact that our Sponsor has to waive its rights to liquidating distributions from the Trust Account with respect to any Founder Shares held by it if we fail to complete our initial business combination by December 16, 2025 (unless such date is extended pursuant to the Extension Amendment Proposal and the Trust Amendment Proposal);

•        the fact that if we do not complete our initial business combination by December 16, 2025 (unless such date is extended pursuant to the Extension Amendment Proposal and the Trust Amendment Proposal), the proceeds of the sale of the Private Placement Warrants held in the Trust Account will be used to fund the redemption of our Class A common stock, and the Private Placement Warrants will expire worthless;

•        the fact that our Sponsor owns an aggregate of 10,000 shares of Class B common stock and 2,865,000 shares of Class A common stock, acquired at an average purchase price of $0.001 per share, representing approximately 73.7% of the total number of shares of common stock outstanding, and such securities will have a significantly higher value at the time of an initial business combination, including the Potential Business Combination, estimated at approximately $            million based on the closing price of $            per share of Class A common stock on the Nasdaq on            , 2025;

•        the fact that our Sponsor paid $7,470,000 for an aggregate of 7,470,000 Private Placement Warrants at a price of $1.00 per warrant in a private placement simultaneously with the completion of the IPO, with each Private Placement Warrant being exercisable commencing 30 days following the consummation of an initial business combination, including the Potential Business Combination, subject to certain lock-up restrictions, for one share of the combined company’s Class A common stock at $11.50 per share;

•        The fact that if the Trust Account is liquidated, including in the event that we are unable to complete an initial business combination within the required time period, our Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or similar agreement or initial business combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.00 per share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act; and

•        the fact that our Sponsor, directors and officers will lose their entire investment in the Company and will not be reimbursed for any out-of-pocket expenses if an initial business combination is not consummated by December 16, 2025 (unless such date is extended pursuant to the Extension Amendment Proposal and the Trust Amendment Proposal).

The Board’s Reasons for the Extension Amendment Proposal and the Trust Amendment Proposals and Its Recommendation

As discussed below, after careful consideration of all relevant factors, our board has determined that the Extension Amendment and Trust Amendment are in the best interests of the Company and its stockholders. Our board has approved and declared advisable adoption of the Extension Amendment Proposal and the Trust Amendment Proposal, and recommends that you vote “FOR” such proposals.

Our A&R Charter provides that if our stockholders approve an amendment to our A&R Charter that would affect the substance or timing of our obligation to redeem all of our public shares if we do not complete our initial business combination before December 16, 2025, we will provide our public stockholders with the opportunity to redeem all or a portion of their common stock upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay franchise and income taxes, if any, divided by the number of then outstanding public shares. We believe that this provision of the A&R Charter was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable initial business combination in the timeframe contemplated by the A&R Charter. In addition, approval of the Trust Amendment Proposal is a condition to the implementation of the Extension Amendment Proposal.

Our board believes, however, that stockholders should have an opportunity to evaluate initial business combinations that may be put forth, including the Potential Business Combination. Accordingly, our board is proposing the Extension Amendment to extend the date by which we have to complete our initial business combination until the Extended Date and to allow for the Election. The Extension would give us the opportunity to evaluate initial business combinations, including the Potential Business Combination, put forward such initial business combination for stockholder approval, and to complete such initial business combination. In addition, approval of the Extension Amendment Proposal is a condition to the implementation of the Trust Amendment Proposal. If you do not elect to redeem your public shares, you will retain the right to vote on any proposed initial business combination in the future, and the right to redeem your public shares in connection with such initial business combination.

After careful consideration of all relevant factors, our board determined that the Extension Amendment and the Trust Amendment are in the best interests of the Company and its stockholders.

Our board unanimously recommends that our stockholders vote “FOR” the approval of both the Extension Amendment Proposal and the Trust Amendment Proposal.

THE DIRECTOR ELECTION PROPOSAL

Nominees

Our Board has nominated each of Allen Weiss, Christopher Ackerley, Christina Francis, James Francis, Jonathan Gordon, Jonathan Morris and Thomas Wolber, to serve as our directors until the earlier of the consummation of (i) the Potential Business Combination (if consummated) or (ii) until such directors’ earlier death, resignation, retirement or removal. Below is additional information about each of the nominees and their current role at the Company.

Name	Age	Position
Allen Weiss	70	Chairman
Christopher Ackerley	55	Director
Christina Francis	56	Director
James Francis	63	Chief Executive Officer and Director
Jonathan Gordon	37	Director
Jonathan Morris	48	Chief Financial Officer and Director
Thomas Wolber	65	Director

Allen Weiss, Chairman; Allen serves as the Sponsoring Founder and member of the Board of Directors of the Company. Mr. Weiss is General Partner and Chairman of Global Blockchain Ventures Fund. From 1972 to 2011, Mr. Weiss had a career at Disney in various roles. From 1994 to 2003, Mr. Weiss served as President of Walt Disney World and from 2003 to 2011 served as the President of World Wide Operations for Disney’s $10 Billion/95,000 employee Walt Disney Parks and Resorts business. Mr. Weiss was responsible for the company’s theme parks and resorts including the Walt Disney World Resort, Disneyland Resort, and Disneyland Resort Paris, Disney Cruise Line, Disney Vacation Club, “Adventures by Disney, “and the line-of-business responsibility for Hong Kong Disneyland Resort and Tokyo Disney Resort.

Mr. Weiss began his Disney career overseeing cash control on Main Street and rose through the ranks to President, Worldwide operations, for Walt Disney Parks and Resorts. His vision and results-focused leadership contributed to the significant growth of the top-line revenue and expanded margins in a thoughtful and strategic way while protecting the Disney brand, Cast, and overall guest experience. During his tenure as President, Mr. Weiss directed the largest resort expansion in Walt Disney World history, resulting in double-digit percentage revenue growth, seven consecutive years of records and higher profits. Leading the organization through one of the toughest recessions in that the world has faced. Mr. Weiss positioned the organization for major growth while significantly reducing the downturn which was occurring throughout the theme park industry.

From November 2011 to January 2019, Mr. Weiss was a consultant for Apollo Investment Consulting. Mr. Weiss was involved in company analyses to support potential acquisitions and management. During his time in his role, he had direct involvement in the acquisition of Chuck E. Cheese Entertainment in 2014 and served on the Board of Directors until December 2020. Mr. Weiss was also engaged in acquisition and negotiations for the sale of Great Wolf Resorts where he subsequently became Chairman of the Board of Directors for Great Wolf and later Executive Chairman. Mr. Weiss was also involved in the acquisition of Diamond Resorts International, which closed in September 2016, and ClubCorp.

Mr. Weiss has served on the Alticor Board of Directors since 2012. He also served on the Diamond Resorts International Board of Directors from 2014 until 2021 when the company was sold and on the Metro Orlando Economic Development Commission Governor’s Council from 2004 to 2007, was a National Board Member of Sanford — Burnham Medical Research Institute and was appointed by the U.S. Commerce Secretary as a founding member to the Corporation for Travel Promotion Board of Directors. He was named “Most Influential Businessman in Central Florida” by the Orlando Business Journal in 2005.

Christopher Ackerley, Director; Christopher is a co-founder and Managing Director of Ackerley Partners, LLC, a private investment holding company based in Seattle, WA. Portfolio exits since inception have included College Sports Television to CBS, Withoutabox to IMDb (an Amazon company), ScreenLife, LLC to Paramount and Sparq.it to Yahoo. Prior to co-founding Ackerley Partners in 2002, Mr. Ackerley was the President of The Ackerley Group, Inc. where he oversaw the daily operations of the national media and entertainment company. He served in a variety of operational roles for the company for more than 15 years, and was also a member of the company’s Board of Directors. In 2002, Mr. Ackerley successfully led the merger of The Ackerley Group, Inc. with Clear Channel

Communications, Inc. (Nasdaq: CCU) and the prior year, he led the negotiations and completion of The Ackerley Group’s sale of the NBA’s Seattle SuperSonics and the WNBA’s Seattle Storm to The Basketball Club of Seattle led by Starbucks Chairman and CEO — Howard Schultz.

Mr. Ackerley began his career in the Capital Markets Group at Bank of America in London, England. He has and continues to serve as a director or advisor to a number of corporate boards including Washington Trust Bank, the Space Needle Corporation, The Four Seasons Hotel & Residences — Seattle, and Solius, and served on the Board of Directors of Limeade (ASX: LME) for fifteen years until 2022. He is a minority owner and serves on the Executive Committee for the Seattle Kraken of the National Hockey League.

Christina Francis, Director; Christina was named the first female President of Magic Johnson Enterprises in January 2019, where she is responsible for managing and directing the corporation’s day-to-day operations including strategy, business development and investments. She oversees the organization’s ownership properties and prestigious partnerships including JLC Infrastructure, SodexoMagic, the Los Angeles Dodgers, the Washington Commanders, the Los Angeles Football Club, the Los Angeles Sparks and Team Liquid. Most recently, she added the Washington Spirit to Magic Johnson’s portfolio of teams. In 2024, Ms. Francis was awarded an Emmy for Co-Producer of Spectrum LA Sports Program and holds the distinguished title of Executive Producer for, “They Call Me Magic,” the highest grossing docuseries per episode upon its release in April 2022 on AppleTV+. Francis joined the company in 2014 as the senior vice president of marketing and communications.

Prior to Magic Johnson Enterprises, Ms. Francis was the vice president of marketing & events for NFL PLAYERS INC., where she led the group’s extensive brand and event marketing initiatives, including innovative player promotions, special events, advertising, digital and broadcast media, and public relations. In this role Ms. Francis created the NFLPA Collegiate Bowl, which showcases collegiate talent to NFL scouts and has continued successfully since its inception.

Before joining NFL PLAYERS, INC. Ms. Francis served as chief marketing officer for the Orange Bowl Committee overseeing the Fedex Orange Bowl and BCS National Championship game. During her four-year tenure, the Orange Bowl brand experienced record growth and visibility while the affiliated events attracted tens of thousands of visitors who fueled South Florida with millions of dollars in economic impact. Her reputation as one of the top minds in sports and entertainment was forged on both the client and agency side including strategic marketing roles with Fortune 500 companies such as Burger King Corporation, Walt Disney World, Nissan Motor Corporation and IBM.

Ms. Francis’ board and committee memberships have included her alma mater Xavier University of Louisiana Board of Trustees, Impact Circle of Big Brother/Big Sister of Miami, National Black MBA, and Links Incorporated. She currently serves on the board of the American Brain Foundation and Winners Alliance which is a for profit that serves the interest of players in individual professional sports like tennis and cricket. She is a 2024 World Woman Honoree and in 2023 Ms. Francis was named a Sports Business Journal Game Changer and in 2022 Sports Illustrated on SI.com highlighted her as one of the “Top 100 Influential Women in Sports”. In 2019 she received the “Visionary Award” from C-Suite Quarterly and was named one of 500 most influential people in Los Angeles by Los Angeles Business Journal. She was honored at Ebony’s 2017 “Women Up” event and was named one of the “25 Most Influential and Prominent Black Women” of 2009 in Success Magazine South Florida.

A native of New Orleans, Louisiana, Ms. Francis was valedictorian of her graduating class and received her BA from Xavier University, an MBA from the University of New Orleans, and was a Fellow for the Consortium in Graduate Study and Management at the University of Texas.

James Francis, Chief Executive Officer and Director; James is the recently retired President, Chief Executive Officer and a Trustee of Chesapeake Lodging Trust, a lodging REIT (Nasdaq: CHSP) which he founded in January 2010 and sold to Park Hotels and Resorts in September 2019 for $2.7B.

Prior to Chesapeake, Mr. Francis founded and served as the President, Chief Executive Officer and a Trustee of Highland Hospitality Corporation, a lodging REIT (Nasdaq: HIH), positions that he held from its founding in December 2003 to its sale in July 2007. Following the sale of Highland, Mr. Francis served as a consultant to the affiliate of JER Partners that acquired Highland until September 2008. From June 2002 until founding Highland in December 2003, Mr. Francis served as the Chief Operating Officer, Chief Financial Officer and Treasurer of Barceló Crestline Corporation, and prior to that was the co-founder and served as Executive Vice President and Chief Financial

Officer of Crestline Capital Corporation (Nasdaq: CLJ) from December 1998 to June 2002. Prior to the spin-off of Crestline Capital from Host Hotels & Resorts, Inc. (formerly Host Marriott Corporation), Mr. Francis held various finance and strategic planning positions with Host Marriott and Marriott International, Inc.

From June 1997 to December 1998, Mr. Francis held the position of Assistant Treasurer and Vice President Corporate Finance for Host Marriott, where he was responsible for Host Marriott’s corporate finance function, business strategy and investor relations. Over a period of ten years, Mr. Francis served in various capacities with Marriott International’s lodging business, including Vice President of Finance for Marriott Lodging from 1995 to 1997; Brand Executive, Courtyard by Marriott from 1994 to 1995; Controller for Courtyard by Marriott and Fairfield Inn from 1993 to 1994; Director of Finance and Strategic Planning for Courtyard by Marriott and Fairfield Inn from 1991 to 1993; and Director of Hotel Development Finance from 1987 to 1991.

Mr. Francis also served from 2013 to 2018 on the board of trustees and was the compensation committee chairman of Gramercy Property Trust and Chambers Street Properties, publicly traded REITs focused on acquiring and operating industrial properties. Mr. Francis received his B.A. in Economics and Business (Summa Cum Laude) from McDaniel College and received an M.B.A. in Finance and Accounting from Vanderbilt University. Mr. Francis ranked #1 on the November 1988 CPA exam in the commonwealth of Virginia.

Jonathan Gordon, Director; Jonathan is a co-founder of Ruttenberg Gordon Investments (RGI). Mr. Gordon is an experienced entrepreneur and investor in the entertainment sector, having founded multiple music publishing, production, and management companies, including 1916 MGMT, Rare Behavior, Patchbay, and Run + Gun. He is Manager of 1916 Enterprises LLC, which is partners in Safari Riot, Maison Arts, Jet Management and many other music focused businesses and sits on the board of Film Production, Acquisition and Distribution company Utopia. In recognition of his accomplishments, Mr. Gordon has received 6 ASCAP awards.

Jonathan Morris, Chief Financial Officer and Director; Jonathan is the Chief Financial Officer of the company. Mr. Morris has prior SPAC experience as CFO of Twelve Seas Investment Company II. Mr. Morris has over 23 years of experience as a finance executive as a principal, operator and advisor, and led principal investments and structuring at a large private family office. He also served as an investment executive at Blackstone Group, Inc., from 2012 to 2016, and on the Board of SunGard AS, from 2014 to 2016. Mr. Morris was formerly with Credit Suisse TMT Investment Banking Group from 2005 to 2012 and the private equity division of Lombard, Odier et Cie.

Thomas Wolber, Director; Thomas has been appointed President and Chief Executive Officer (CEO) of ROW Management Ltd. (ROW), as announced by The World Resident Holdings Ltd. (TWRH), effective January 3, 2022. Mr. Wolber was most recently the CEO of Crystal Cruises.

In 1989, Mr. Wolber joined Disneyland Paris and remained associated with The Walt Disney Company for 28 years. During his initial years at Disney, Tom was General Manager at Disneyland Paris, Director of the Disney Vacation Club, and Vice President of MGM Studios Theme Park in Orlando. In 2004 Tom began a 9-year assignment as Senior Vice President and COO of Disney Cruise Line. In this capacity Tom oversaw a fleet of 4 ships with 4,600 crew and a guest capacity of 13,500. He was responsible for all shoreside and shipboard departments, including Hotel Operations, Entertainment, Merchandise, Marine and Technical Operations, operational integration, industrial engineering, shore excursions and destination development. He directed the design and delivery of two new ships and oversaw the operations of the Disney private island, Castaway Cay, in the Bahamas. In 2014, he returned to Disneyland Paris as President and CEO for two years. During this period, he led the business strategy overhaul, implemented a much-needed new capital investment plan, and oversaw the re-capitalization of the business. Guest satisfaction soared. In 2016 he returned to the Disney Cruise line as COO, executed the largest dry dock in Disney Cruise Lines history, and directed a major fleet expansion program. In 2017 Genting Hong Kong Ltd. recruited him to become the President and CEO of Crystal Cruises. Over the next three years he greatly improved luxury service while increasing profitability, oversaw the re-design of Crystal Serenity, oversaw the launch of 4 river cruise vessels and the development of the Endeavor luxury expedition yacht. He led the difficult initial phase of Crystal’s COVID-19 response plan. In September of 2020, Mr. Wolber made the decision to leave Crystal and spent the last year consulting and advising various businesses internationally in the maritime and hospitality industry.

Mr. Wolber received his bachelor’s degree in tourism economics from Breda University in 1986.

We believe that all of our current board members possess the professional and personal qualifications necessary for board service, and we have highlighted in the individual biographies above the specific experience, attributes, and skills that led to the conclusion that each board member should serve as a director.

Director Independence

The Nasdaq listing standards require that a majority of our Board of Directors be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s Board of Directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our Board of Directors has determined that each of Tom Wolber, Chris Ackerley, Christina Francis, Jonathan Gordon and Al Weiss “independent directors” as defined in the Nasdaq listing standards and applicable SEC rules to serve on our Board of Directors. Our independent directors will have regularly scheduled meetings at which only independent directors are present.

Audit Committee

The members of our audit committee are Tom Wolber, Chris Ackerley and Al Weiss. Tom Wolber serves as chairperson of the audit committee. Under the Nasdaq listing standards and applicable SEC rules, we are required to have at least three members on the audit committee. The rules of Nasdaq and Rule 10A-3 of the Exchange Act require that the audit committee of a listed company be comprised solely of independent directors. Tom Wolber, Chris Ackerley and Al Weiss qualify as independent directors under applicable rules. Each member of the audit committee is financially literate and our Board of Directors has determined that Tom Wolber qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

The audit committee’s duties, which are specified in our audit committee charter, include, but are not limited to:

•        the appointment, compensation, retention, replacement, and oversight of the work of the independent registered accounting firm and any other independent registered public accounting firm engaged by us;

•        pre-approving all audit and non-audit services to be provided by the independent registered accounting firm or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

•        reviewing and discussing with the independent registered accounting firm all relationships the auditors have with us in order to evaluate their continued independence;

•        setting clear hiring policies for employees or former employees of the independent registered accounting firm;

•        setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

•        obtaining and reviewing a report, at least annually, from the independent registered accounting firm describing (i) the independent registered accounting firm’s internal quality-control procedures and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within, the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

•        reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

•        reviewing with management, the independent registered accounting firm, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Compensation Committee

We have established a compensation committee of the Board of Directors consisting of three members. The members of our Compensation Committee are Chris Ackerley, Christina Francis, and Tom Wolber. Chris Ackerley serves as chairman of the compensation committee. Under the Nasdaq listing standards and applicable SEC rules, we are required to have at least two members on the compensation committee, all of whom must be independent. Each of Chris Ackerley, Christina Francis, and Tom Wolber are independent.

We have adopted a compensation committee charter, which details the principal functions of the compensation committee, including:

•        reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer’s based on such evaluation;

•        reviewing and approving the compensation of all of our other executive officers;

•        reviewing our executive compensation policies and plans;

•        implementing and administering our incentive compensation equity-based remuneration plans;

•        assisting management in complying with our proxy statement and annual report disclosure requirements;

•        approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

•        producing a report on executive compensation to be included in our annual proxy statement; and

•        reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

Nominating and Corporate Governance Committee

We have established a nominating and corporate governance committee. The members of our nominating and corporate governance are Christina Francis, Jonathan Gordon and Al Weiss. Christina Francis serves as chair of the nominating and corporate governance committee. Each of Christina Francis, Jonathan Gordon and Al Weiss are independent.

The primary purposes of our nominating and corporate governance committee is to assist the board in:

•        identifying, screening and reviewing individuals qualified to serve as directors and recommending to the Board of Directors candidates for nomination for election at the annual meeting of stockholders or to fill vacancies on the Board of Directors;

•        developing, recommending to the Board of Directors and overseeing implementation of our corporate governance guidelines;

•        coordinating and overseeing the annual self-evaluation of the Board of Directors, its committees, individual directors and management in the governance of the company; and

•        reviewing on a regular basis our overall corporate governance and recommending improvements as and when necessary.

The nominating and corporate governance committee is governed by a charter that complies with the rules of Nasdaq.

Code of Business Conduct and Ethics

Effective June 13, 2023, we adopted a Code of Business Conduct and Ethics applicable to our directors, officers and employees, which is available on our website. A copy of the Code of Business Conduct and Ethics will be provided without charge upon request from us. We intend to disclose any amendments to or waivers of certain provisions of our Code of Business Conduct and Ethics in a Current Report on Form 8-K.

Executive Compensation

We pay an affiliate of our officers a total of up to $5,000 per month for office space, utilities, secretarial support and other administrative and consulting services. Upon completion of an initial business combination, including the Potential Business Combination, or our liquidation, we will cease paying these monthly fees. We may pay consulting, finder or success fees to holders of the Founder Shares or Representative Shares, officers, directors or their affiliates for assisting us in consummating such initial business combination. Other than these consulting, finder or success fees, no compensation of any kind is paid by us to holders of the Founder Shares or Representative Shares, executive officers and directors, or any of their respective affiliates, for services rendered prior to or in connection with the completion of such initial business combination. Our Sponsor, executive officers and directors, or any of their respective affiliates will be reimbursed for any out-of-pocket expenses incurred in connection with activities on the Company’s behalf such as identifying potential partner businesses and performing due diligence on suitable initial business combinations, including the Potential Business Combination. Any such payments prior to an initial business combination will be made using funds held outside the Trust Account.

We do not have a policy that prohibits our Sponsor, executive officers or directors, or any of their respective affiliates, from negotiating for the reimbursement of out-of-pocket expenses by a target business. Any such payments prior to an initial business combination, including the Potential Business Combination, will be made using funds held outside the Trust Account. Other than quarterly audit committee review of such payments, we do not expect to have any additional controls in place governing our reimbursement payments to our directors and executive officers for their out-of-pocket expenses incurred in connection with identifying and consummating such initial business combination. Our audit committee will review on a quarterly basis all payments that were made to our Sponsor, officers or directors, or our or their affiliates.

Following an initial business combination, including the Potential Business Combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to our stockholders, to the extent then known, in the tender offer or proxy solicitation materials, as applicable, furnished to our stockholders. It is unlikely the amount of such compensation will be known at the time of distribution of such tender offer materials or at the time of a stockholder meeting held to consider such initial business combination, as applicable, as it will be up to the directors of the post-combination business to determine executive officer and director compensation.

We do not intend to take any action to ensure that members of our management team maintain their positions with us after the consummation of an initial business combination, including the Potential Business Combination, although it is possible that some or all of our officers and directors may negotiate employment or consulting arrangements to remain with us after such initial business combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management team’s motivation in identifying or selecting a target business but we do not believe that the ability of our management to remain with us after the consummation of an initial business combination, including the Potential Business Combination, will be a determining factor in our decision to proceed with any potential business combination. We are not party to any agreements with our officers and directors that provide for benefits upon termination of employment.

Required Vote

The approval of the Director Election Proposal requires the affirmative vote of the holders of a plurality in voting power of the outstanding shares of Class B common stock present in person or by proxy at the Annual Meeting (which includes presence virtually at the Annual Meeting) and entitled to vote thereon. Holders of shares of Class A common stock have no right to vote on the election, removal or replacement of any director. As of the date of this proxy statement, our Sponsor currently holds 100% of the issued and outstanding shares of Class B common stock and accordingly, the Sponsor will have the ability, voting on its own, to approve the Director Election Proposal.

Recommendation of the Board

After careful consideration, the board unanimously recommends that our stockholders vote “FOR” the election of each of the seven directors nominated in the Director Election Proposal.

THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our board to adjourn the Annual Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Trust Amendment Proposal. In no event will our board adjourn the Annual Meeting beyond December 16, 2025.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our board may not be able to adjourn the Annual Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

Vote Required for Approval

The Adjournment Proposal requires the affirmative vote of the holders of a majority in voting power of the outstanding shares of common stock present in person or by proxy at the Annual Meeting (which includes presence virtually at the Annual Meeting) and entitled to vote thereon. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Annual Meeting. Because all of the proposals to be voted on at the Annual Meeting are expected to be treated as “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so we do not expect there to be any broker non-votes at the Annual Meeting.

Recommendation of the Board

If presented, our board unanimously recommends that our stockholders vote “FOR” the approval of the Adjournment Proposal.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of the common stock as of November      , 2025, based on information obtained from the persons named below, with respect to the beneficial ownership of the common stock, by:

•        each person known by us to be the beneficial owner of more than 5% of our common stock;

•        each of our executive officers and directors; and

•        all our executive officers and directors as a group.

As of the record date, there were a total of            shares of Class A common stock outstanding. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all common stock beneficially owned by them. The following table does not reflect record or beneficial ownership of the Company rights or the Private Placement Warrants as these are not exercisable within 60 days of this proxy statement.

	As of November , 2025
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)	Approximate Percentage of Outstanding Common Stock
James Francis	2,875,000	19.6%
Jonathan Morris
Allen Weiss
Christopher Ackerley
Christina Francis
Jonathan Gordon
Thomas Wolber
ESH Sponsor LLC(3)	2,875,000	19.6%
All executive officers, directors and director nominees as a group (7 individuals)(2)	2,875,000	19.6%

____________

(1)      Unless otherwise noted, the business address of each of the following entities or individuals is c/o ESH Acquisition Corp., 228 Park Ave S, Suite 89898 New York, NY 10003.

(2)      Consisting of an aggregate of 10,000 shares of Class B common stock issued in connection with the IPO and 2,865,000 shares of Class A common stock converted from Class B common stock on December 2, 2024.

(3)      Shares are held by ESH Sponsor LLC, a limited liability company. Members of this limited liability company include certain officers and directors of the Company, including Mr. Francis who is the sole manager of ESH Sponsor LLC. Our Sponsor is the record holder of such shares. Each such person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related Party Transactions

Founder Shares

On December 17, 2021, the Sponsor subscribed to purchase 8,625,000 shares of the Company’s Class B common stock, par value $0.0001 per share, for a subscription price of $25,000. Such subscription receivable was paid in full on March 9, 2022. On May 8, 2023, the Sponsor surrendered an aggregate of 5,750,000 shares of its Class B common stock for no consideration, which were cancelled, resulting in our Sponsor holding an aggregate of 2,875,000 Founder Shares. Our Sponsor agreed to forfeit up to 375,000 Founder Shares to the extent that the over-allotment option was not exercised in full by the underwriters. On June 16, 2023, the underwriters exercised their over-allotment option in full as part of the initial closing of the IPO. As such, the 375,000 Founder Shares are no longer subject to forfeiture.

On December 2, 2024 the Sponsor elected to convert 2,865,000 of the 2,875,000 shares of Class B common stock held by the Sponsor into 2,865,000 shares of Class A common stock pursuant to Section 4.3(b)(i) of Article IV of the Company’s existing Amended and Restated Certificate of Incorporation (such shares the “Converted Shares” and such conversion the “Conversion”). The Conversion is effective as of December 2, 2024.

The Converted Shares are subject to the same restrictions as applied to the Class B Founder Shares before the Conversion, including, among other things, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of an Initial Business Combination as described in the prospectus for the Company’s initial public offering. The Sponsor, with respect to itself, acknowledged that it has no right, title, interest or claim of any kind in or to any monies held in the Trust Account or any other asset of the Company as a result of any liquidation of the Company with respect to the Converted Shares held by it. After giving effect to the Conversion described above, there will be (i) an aggregate of 3,892,381 shares of Class A common stock outstanding, comprised of 1,027,381 shares of Class A common stock held by public shareholders and 2,865,000 shares of Class A common stock that were converted from the Class B Founder Shares, and (ii) 10,000 remaining Class B Founder Shares.

Our Sponsor has agreed not to transfer, assign or sell any of their Founder Shares until the earlier to occur of (A) one year after the completion of an initial business combination or (B) the date on which the Company completes a liquidation, merger, stock exchange or other similar transaction after the initial business combination that results in all of the Public Stockholders having the right to exchange their shares of common stock for cash, securities or other property (the “Lock-Up”).

Notwithstanding the foregoing, if the last sale price of the Class A common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the initial business combination, the Founder Shares will be released from the Lock-Up.

Administrative Services Agreement

The Company entered into an agreement, commencing on June 13, 2023 through the earlier of consummation of the initial business combination and the Company’s liquidation, to reimburse an affiliate of the Company’s officers $5,000 per month for office space, utilities, secretarial support and other administrative and consulting services.

In addition, the Sponsor, executive officers and directors, or any of their respective affiliates will be reimbursed for any out-of-pocket expenses incurred in connection with activities on the Company’s behalf such as identifying potential partner businesses and performing due diligence on suitable initial business combinations. Any such payments prior to an initial business combination will be made using funds held outside the Trust Account.

For the three and six months ended June 30, 2025, the Company incurred and paid $15,000 and $30,000 in fees for these services, respectively. For the three and six months ended June 30, 2024, the Company incurred and paid $15,000 and $30,000 in fees for these services, respectively.

Consulting Agreement

The Company entered into an agreement with the Sponsor, commencing on June 24, 2025. Reference is made to (i) that certain Commitment Letter, dated January 23, 2025, by and between the Company Sponsor whereby Sponsor agreed to provide advances to the Company, upon the Company’s request and from time to time as a loan, the lesser of (x) $30,000 or (y) $0.05 per month for each Class A common stock that remains outstanding for each calendar month (commencing on December 16, 2024 and on the 16th day of each subsequent month) until December 16, 2025, or portion thereof, that is needed to complete an Initial Business Combination, which amount will be deposited into the Trust Account, in an aggregate principal amount not to exceed $360,000 (such advances, the “Advances”) (the “Commitment Letter”) and (ii) those certain Consulting Agreements, dated January 17, 2025, by and between the Sponsor and the Consultants (each, a “Consulting Agreement” and together, the “Consulting Agreements”).

The Company acknowledges that (i) the fees payable by the Sponsor (the “Consulting Fees”) to the Consultants (as defined in the Consulting Agreements) under the Consulting Agreements, are being incurred by the Sponsor on behalf of the Company and (ii) the Consulting Fees shall be borne solely by and charged directly to the Company as they relate to work performed on behalf of the Company.

The Company and Sponsor agree that, in lieu of Sponsor making Advances, Sponsor shall bear all of the cost of the Consulting Fees payable to the Consultants and the Company shall make the Advances; provided that, in the event that, upon the earlier of the liquidation of the Company or the completion of the initial business combination of the Company, the Advances paid by the Company in the aggregate equal the lesser of (x) $360,000 and (y) the total Consulting Fees incurred through such date, such deficit will be reimbursed by the Company to the Sponsor.

The Company deposited $210,000 from the Company’s operating account into the Trust Account as extension deposit from December 2024 to June 2025.

Related Party Loans

Promissory Note to Sponsor

On December 17, 2021 and as amended on May 9, 2023, the Sponsor agreed to loan the Company up to $300,000 pursuant to a promissory note (the “Note”). The Note was non-interest bearing, unsecured and due upon the earlier of (x) June 30, 2023 (as amended), and (y) the closing of the IPO. The outstanding balance of $249,560 was repaid at the closing of the IPO on June 16, 2023. As of June 30, 2025 and December 31, 2024, this facility is no longer available.

In connection with the Extension Amendment, the Company entered into a letter agreement with the Sponsor pursuant to which the Sponsor has agreed to fund up to $360,000 in extension loans prior to the earlier of December 16, 2025 and the closing of an Initial Business Combination. Each one month extension is subject to the Sponsor, or its designee, depositing the lesser of (x) $0.05 per public share that remains outstanding (and was not redeemed in connection with the 2024 Redemption) and (y) $30,000 into the Trust Account (the “Extension Payments”). On January 27, 2025 (effective on December 16, 2024), the Company issued an unsecured promissory note (the “Extension Promissory Note”) to the Sponsor with a principal amount equal to $30,000 to cover the monthly extension payment. The Extension Promissory Note bears no interest and is payable in full on the date on which the Company consummates an initial business combination (such date, the “Maturity Date”). The following shall constitute an event of default: (i) a failure to pay the principal within five business days of the Maturity Date; and (ii) the commencement of a voluntary or involuntary bankruptcy action, in which case the Extension Promissory Note may be accelerated. As of June 30, 2025 and December 31, 2024, the Sponsor has not made any deposit into the Trust Account. In connection with the consulting expense agreement, the Promissory Note, dated January 27, 2025, executed by the Company in favor of the Sponsor in the principal amount of $30,000 was cancelled in full.

Due from Sponsor

At the closing of the IPO on June 16, 2023, a portion of the proceeds from the sale of the Private Placement Warrants in the amount of $45,440 was due to the Company to be held outside of the Trust Account for working capital purposes. On June 21, 2023, the Sponsor paid the Company an amount of $30,292 to partially settle the outstanding balance. In July 2023, the Sponsor paid $13,712 expense reimbursements on behalf of the Company. From

October 2023 to April 2024, the Company paid a total of $29,460 of Sponsor’s expenses on behalf of the Sponsor of which $17,160 was paid on March 2024. As of June 30, 2025, due from Sponsor had a balance of $13,736 which was offset against the due to Sponsor balance.

As of June 30, 2025 and December 31, 2024, the Sponsor owes the Company an outstanding amount of $0 and $13,736, respectively.

Due to Sponsor

In February 2025, the Sponsor paid $3,000 expense reimbursements on behalf of the Company.

On June 24, 2025 the Company entered into a consulting expense agreement with the Sponsor that, in lieu of the Sponsor making advances for the monthly extensions, Sponsor shall bear all of the cost of the consulting fees payable to the Consultants for work performed on behalf of the Company. For the three and six months ended June 30, 2025, the Company incurred $285,771 in fees for these services, respectively. As of June 30, 2025, the balance of due from Sponsor of $13,736 was offset against the due to Sponsor balance.

As of June 30, 2025 and December 31, 2024, the Company owes the Sponsor an outstanding amount of $275,035 and $0, respectively.

Working Capital Loan

In addition, in order to finance transaction costs in connection with an Initial Business Combination, the Sponsor or an affiliate of the Sponsor, or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). If the Company completes an Initial Business Combination, the Company would repay the Working Capital Loans out of the proceeds of the Trust Account released to the Company. Otherwise, the Working Capital Loans would be repaid only out of funds held outside the Trust Account. In the event that an Initial Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. Except for the foregoing, the terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such loans. The Working Capital Loans would either be repaid upon consummation of an Initial Business Combination, without interest, or, at the lender’s discretion, up to $1.5 million of such Working Capital Loans may be convertible into warrants of the post Initial Business Combination entity at a price of $1.00 per warrant. The warrants would be identical to the Private Placement Warrants. As of June 30, 2025 and December 31, 2024, the Company had no borrowings under the Working Capital Loans.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•        if the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at 228 Park Ave S, Suite 89898 New York, NY 10003, to inform us of the stockholder’s request; or

•        if a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

FUTURE STOCKHOLDER PROPOSALS

See the section titled “Advance Notice Requirements for Stockholder Proposals and Director Nominations” on page 125 of the Company’s Registration Statement filed with the Securities and Exchange Commission on June 13, 2023. Such section is incorporated by reference herein.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read our SEC filings, including this Proxy Statement, at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Annual Meeting, you should contact our proxy solicitation agent at the following address and telephone number:

Sodali & Co.
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Individuals call toll-free (800) 662-5200
Banks and brokers call (203) 658-9400
Email: ESHA.info@investor.sodali.com

You may also obtain these documents by requesting them in writing from us by addressing such request to our Secretary at ESH Acquisition Corp., 228 Park Ave S, Suite 89898 New York, NY 10003.

If you are a stockholder of the Company and would like to request documents, please do so by            , 2025 (one week prior to the meeting date), in order to receive them before the Annual Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A

FORM OF AMENDMENT TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION OF
ESH ACQUISITION CORP.
, 2025

ESH Acquisition Corp., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1.      The name of the Corporation is “ESH Acquisition Corp.” The original certificate of incorporation was filed with the Secretary of State of the State of Delaware on November 17, 2021. The Amended and Restated Certificate of Incorporation was filed with the Secretary of State of Delaware on June 13, 2023, as further amended on December 4, 2024 (the “Amended and Restated Certificate”).

2.      This Amendment to the Amended and Restated Certificate amends the Amended and Restated Certificate.

3.      This Amendment to the Amended and Restated Certificate was duly approved by the Board of Directors of the Corporation and the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4.      The text of Section 9.1(b) of Article IX is hereby amended and restated to read in full as follows:

(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 26, 2022, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement (the “Trust Agreement”). Except for the withdrawal of interest to pay franchise and income taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial business combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial business combination by December 16, 2025, as may be extended by the Corporation for up to 6 additional one-month periods after December 16, 2025 (ultimately no later than June 13, 2026) under the provisions of Section 9.2(d), if applicable, and (iii) the redemption of Offering Shares in connection with a vote seeking to amend any provisions of this Amended and Restated Certificate relating to stockholders’ rights or any pre-initial business combination activity (as described in Section 9.7). Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or any affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

5.      The text of Section 9.2(d) of Article IX is hereby amended and restated to read in full as follows:

(d) In the event that the Corporation has not consummated an initial business combination by December 16, 2025 (as may be extended by the Corporation as set forth below), the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its franchise and income taxes, by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the

Annex A-1

approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

Notwithstanding the foregoing or any other provisions of the Articles of this Amended and Restated Certificate, in the event that the Corporation has not consummated an initial business combination by December 16, 2025, the Corporation may, without another stockholder vote, elect to extend the date to consummate the business combination for up to 6 additional one-month periods (ultimately no later than June 13, 2026).

6.      The text of Section 9.7 of Article IX is hereby amended and restated to read in full as follows:

Additional Redemption Rights. If, in accordance with Section 9.l(a), any amendment is made to this Amended and Restated Certificate (a) to modify the substance or timing of the Corporation’s obligation to redeem 100% of the Offering Shares if the Corporation has not consummated an initial business combination by December 16, 2025 (which date may be extended by the Corporation for up to 6 additional one-month periods (ultimately no later than June 13, 2026) under the provisions of Section 9.2(d), if applicable) or (b) with respect to any other material provisions of this Amended and Restated Certificate relating to stockholders’ rights or pre-initial business combination activity, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its franchise and income taxes, divided by the number of then outstanding Offering Shares; provided, however, that any such amendment will be voided, and this Article IX will remain unchanged, if any stockholders who wish to redeem are unable to redeem due to the Redemption Limitation.

Annex A-2

IN WITNESS WHEREOF, ESH Acquisition Corp. has caused this Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of the date first set above.

ESH ACQUISITION CORP.
By:
Name:
Title:

Annex A-3

ANNEX B

FORM OF AMENDMENT NO. 2 TO INVESTMENT MANAGEMENT

TRUST AGREEMENT

THIS AMENDMENT NO. 2 TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment”) is made as of            , 2025, by and between ESH Acquisition Corp., a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”). Capitalized terms contained in this Amendment, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in the Investment Management Trust Agreement made effective as of June 13, 2023, by and between the Company and the Trustee (the “Original Agreement”) as amended December 4, 2024.

WHEREAS, the Company and the Trustee entered into the Original Agreement on June 13, 2023;

WHEREAS, Section 1(i) of the Original Agreement sets forth the terms that govern the liquidation of the Trust Account under the circumstances described therein;

WHEREAS, at a special meeting of the Company held on December 3, 2024, the Company’s stockholders approved (i) a proposal to give the Company the right to extend the date before which the Company must complete an initial business combination from December 16, 2024 for up to 12 additional one-month periods (ultimately no later than December 16, 2025) and (ii) give the Company the right to extend the date on which the Trustee must liquidate the Trust Account if the Company has not completed its initial business combination by December 16, 2024, for up to 12 additional one-month periods (and ultimately no later than December 16, 2025) (collectively, the “First Amendment”);

WHEREAS, Section 1(i) of the Original Agreement was amended to reflect the terms of the First Amendment (the “First Amended Agreement”);

WHEREAS, at the annual meeting of the Company held on            , 2025, the Company’s stockholders approved (i) a proposal to give the Company the right to extend the date before which the Company must complete an initial business combination from December 16, 2025 for up to 6 additional one-month periods (ultimately no later than June 13, 2026) and (ii) give the Company the right to extend the date on which the Trustee must liquidate the Trust Account if the Company has not completed its initial business combination by December 16, 2025, for up to 6 additional one-month periods (ultimately no later than June 13, 2026) (collectively, the “Second Amendment”);

WHEREAS, holders of at least sixty-five percent (65%) of the issued and outstanding shares of Common Stock and Class B Common Stock, voting as a single class, approved the Second Amendment; and

WHEREAS, the parties desire to amend the First Amended Agreement to, among other things, reflect amendments to the First Amended Agreement contemplated by the Second Amendment.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Amendment to Trust Agreement. Section 1(i) of the First Amended Agreement is hereby amended and restated in its entirety as follows:

“(i) Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, President, Secretary or Chairman of the board of directors of the Company (the “Board”) or other authorized officer of the Company, and, in the case of Exhibit A, acknowledged and agreed to by the Representative and the Co-Manager, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest not previously released to the Company to pay its taxes, only as directed in the Termination Letter and the other documents referred to therein, or (y) upon December 16, 2025, as may be extended by the Company for up to 6 additional one-month periods (ultimately no later than June 13, 2026) (any such extended date, the “Extended Date”), upon the deposit into the Trust Account of the lesser of (x) $30,000 or (y) $0.05 per month for each public share that remains outstanding (and was not redeemed in connection with the Extension or held by the Sponsor), for each calendar month (commencing on December 16, 2025 and on the 16th day of each subsequent month) until the Extended

Annex B-1

Date, or portion thereof, that is needed to complete an initial Business Combination, such deposit(s) to be made within seven calendar days of December 16, 2025 or within seven calendar days of the 16th day of such subsequent month, as applicable, and (2) such later date as may be approved by the Company’s stockholders in accordance with the Company’s amended and restated certificate of incorporation if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest not previously released to the Company to pay its taxes, shall be distributed to the Public Stockholders of record as of such date. It is acknowledged and agreed that there should be no reduction in the principal amount per share initially deposited in the Trust Account;”

2. Exhibit B of the Trust Agreement is hereby amended and restated in its entirety as follows:

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company
One State Street, 30th Floor
New York, NY 10004
Attn: Francis Wolf and Celeste Gonzalez

Re: Trust Account Termination Letter

Dear Mr. Wolf and Ms. Gonzalez:

Pursuant to Section 1(i) of the Investment Management Trust Agreement between ESH Acquisition Corp. (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”), dated as of June 13, 2023, as amended December 4, 2024 and            , 2025 (the “Trust Agreement”), this is to advise you that the Company has been unable to effect an initial business combination with a Target Business within the time frame specified in the Company’s amended and restated certificate of incorporation, as described in the Company’s Prospectus relating to the Offering. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to liquidate all of the assets in the Trust Account and to transfer the total proceeds into a segregated account held by you on behalf of the Beneficiaries to await distribution to the Public Stockholders. The Company has selected [•] (1) as the effective date for the purpose of determining when the Public Stockholders will be entitled to receive their share of the liquidation proceeds. You agree to be the Paying Agent of effective and, in your separate capacity as Paying Agent, agree to distribute said funds directly to the Company’s Public Stockholders in accordance with the terms of the Trust Agreement and the amended and restated certificate of incorporation of the Company. Upon the distribution of all the funds, net of any payments necessary for reasonable unreimbursed expenses related to liquidating the Trust Account, your obligations under the Trust Agreement shall be terminated, except to the extent otherwise provided in Section 1(i) of the Trust Agreement.

(1)  December 16, 2025, which may be extended by the Company for up to 6 additional one-month periods (ultimately no later than June 13, 2026)

Very truly yours,
ESH Acquisition Corp.
By:
Name:
Title:

cc:         I-Bankers Securities, Inc. and Dawson James Securities, Inc.

3. Miscellaneous Provisions.

3.1. Successors. All the covenants and provisions of this Amendment by or for the benefit of the Company or the Trustee shall bind and inure to the benefit of their permitted respective successors and assigns.

Annex B-2

3.2. Severability. This Amendment shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Amendment or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Amendment a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

3.3. Applicable Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York.

3.4. Counterparts. This Amendment may be executed in several original or facsimile counterparts, each of which shall constitute an original, and together shall constitute but one instrument.

3.5. Effect of Headings. The section headings herein are for convenience only and are not part of this Amendment and shall not affect the interpretation thereof.

3.6. Entire Agreement. The Original Agreement, as modified by this Amendment, constitutes the entire understanding of the parties and supersedes all prior agreements, understandings, arrangements, promises and commitments, whether written or oral, express or implied, relating to the subject matter hereof, and all such prior agreements, understandings, arrangements, promises and commitments are hereby canceled and terminated.

[Signature page follows]

Annex B-3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

Continental Stock Transfer & Trust Company, as Trustee

By:
Name:
Title:
ESH Acquisition Corp.
By:
Name:
Title:

Annex B-4

ESH ACQUISITION CORP.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING TO BE HELD ON
        , 2025

The undersigned, revoking any previous proxies relating to these shares with respect to the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Election Proposal and the Adjournment Proposal hereby acknowledges receipt of the notice and Proxy Statement, dated            , 2025, in connection with the Annual Meeting to be held at            Eastern Time on            , 2025, as a virtual meeting, for the sole purpose of considering and voting upon the following proposals, and hereby appoints Jonathan Morris and James Francis, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of ESH Acquisition Corp. (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Annual Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF YOU RETURN A SIGNED AND DATED PROXY BUT NO DIRECTION IS MADE, YOUR COMMON STOCK WILL BE VOTED “FOR” THE PROPOSALS SET FORTH BELOW.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on , 2025: The notice of Annual Meeting and the accompanying Proxy Statement are available at
Please mark vote as indicated in this example
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3.

Proposal 1 — Extension of Corporate Life — Amend the A&R Charter to give the Company the right to extend the date that the Company has to consummate an initial business combination, for up to 6 additional one-month periods after December 16, 2025 (and ultimately no later than June 13, 2026).

	FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal 2 — Extension of Trust Agreement — Amend the Trust Agreement to give the Company the right to extend the date on which Continental must liquidate the Trust Account established in connection with the Company’s initial public offering if the Company has not completed its initial business combination, for up to 6 additional one-month periods after December 16, 2025 (and ultimately no later than June 13, 2026). Proposal 2 is conditioned on the approval of Proposal 1. If Proposal 2 is approved by the stockholders and Proposal 1 is not, neither proposal will take effect.

	FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal 3 — Director Election — For holders of the our outstanding Class B common stock to elect seven directors of the board of directors of the Company to serve until the earlier of an initial business combination or until such directors’ earlier death, resignation, retirement or removal.

	FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal 4 — Adjournment — Adjourn the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 1, Proposal 2 or Proposal 3.

	FOR ☐	AGAINST ☐	ABSTAIN ☐
Check here for address change and indicate the correct address below:	☐

__________________________________________________________________

__________________________________________________________________

Dated: ___________________________________________, 2025

_____________________________________________________________________________________________

Signature

_____________________________________________________________________________________________

(Signature if held Jointly)

Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVE SIGNED STOCKHOLDER. IF YOU RETURN A SIGNED AND DATED PROXY BUT NO DIRECTION IS MADE, YOUR COMMON STOCK WILL BE VOTED FOR THE PROPOSALS SET FORTH ABOVE.